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                                                                    EXHIBIT 10.1


                     ____________________________________

                    PREFERRED STOCK SUBSCRIPTION AGREEMENT

                     ____________________________________



                                    between

                            The TJX Companies, Inc.

                                   as Issuer

                                      and

                             Melville Corporation,

                                 as Subscriber



                        Dated as of _________ __, 1995




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


                               TABLE OF CONTENTS

1.   DEFINITIONS................................................................ 1
           1.1.  Incorporation of Purchase Agreement Definitions................ 1
           1.2.  Cross Reference Table.......................................... 1
           1.3.  Certain Definitions............................................ 2

2.   ISSUANCE OF PREFERRED SHARES............................................... 3
           2.1.  Issuance ...................................................... 3
           2.2.  Time and Place of Closing...................................... 3
           2.3.  Delivery....................................................... 3

3.   REPRESENTATIONS AND WARRANTIES OF ISSUER................................... 3
           3.1.  Corporate Matters, etc......................................... 3
           3.2.  Litigation, etc................................................ 6
           3.3.  Disclosure..................................................... 6
           3.4.  Change in Condition............................................ 6
           3.5.  Tax Matters.................................................... 8

4.   REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER............................... 9
           4.1.  Corporate Matters.............................................. 9
           4.2.  Authorization and Enforceability............................... 9
           4.3.  Non-Contravention, etc......................................... 9
           4.4.  Investment Intent ............................................ 10
           4.5.  Litigation.................................................... 11

5.   ACCESS TO PREMISES AND INFORMATION........................................ 11

6.   CONDITIONS TO THE OBLIGATION TO CLOSE OF ISSUER........................... 11
           6.1.  Representations, Warranties and Covenants..................... 12
           6.2.  Conditions under Purchase Agreement........................... 12
           6.3.  Other Agreements.............................................. 12

7.   CONDITIONS TO THE OBLIGATION TO CLOSE OF SUBSCRIBER....................... 12
           7.1.  Representations, Warranties and Covenants..................... 12
           7.2.  Conditions under Purchase Agreement........................... 13
           7.3.  Other Agreements.............................................. 13
           7.4.  Opinion of Counsel............................................ 13

8.   MISCELLANEOUS............................................................. 13
           8.1.  Entire Agreement; Waivers..................................... 13
           8.2.  Amendment or Modification..................................... 13
           8.3.  Survival...................................................... 13

           8.4.  Knowledge..................................................... 14
           8.5.  Successors and Assigns........................................ 14
           8.6.  Notices....................................................... 14
           8.7.  Headings, etc................................................. 15
           8.8.  Third-Party Beneficiaries..................................... 15
           8.9.  Preparation for Closing....................................... 15
           8.10. Counterparts.................................................. 15
           8.11. Governing Law................................................. 15
           8.12. Termination................................................... 15

                                   EXHIBITS

Exhibit A - Certificate of Designation of Series D Cumulative Preferred Stock

Exhibit B - Certificate of Designation of Series E Cumulative Preferred Stock

                    PREFERRED STOCK SUBSCRIPTION AGREEMENT


     This PREFERRED STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the ___ day of _________, 1995, between The TJX Companies, Inc., a Delaware corporation (the "Issuer"), and Melville Corporation, a New York corporation (the "Subscriber").

                                   Recitals

     1. Issuer and Subscriber are parties to a Stock Purchase Agreement dated as of October 14, 1995 (the "Purchase Agreement") pursuant to which Issuer has agreed to purchase from the Subscriber, and the Subscriber has agreed to sell to Issuer, all of the issued and outstanding shares of capital stock (the "Target Shares") of Marshalls of Roseville, Minn., Inc., a Minnesota corporation.

     2. As part of the Purchase Price for the Target Shares, Issuer has agreed to issue and sell to the Subscriber, and the Subscriber has agreed to acquire and accept from Issuer, the Preferred Shares (as defined below).

                                   Agreement

     Therefore, in consideration of the foregoing and the mutual agreements and covenants set forth below and in the Purchase Agreement, the parties hereto hereby agree as follows:

 1.  DEFINITIONS.  For purposes of this Agreement:

     1.1. Incorporation of Purchase Agreement Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the same meanings herein as the meanings ascribed to such terms in the Purchase Agreement.

     1.2. Cross Reference Table. The following terms defined in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

          Term                             Definition
          ----                             ----------

     "Conversion Shares"                   Section 3.1.2
     "Issuer"                              Preamble
     "Purchase Agreement"                  Recitals
     "Securities Act"                      Section 4.4(b)
     "Subscriber"                          Preamble
     "Target Shares"                       Recitals

     1.3. Certain Definitions. The following terms shall have the following meanings:

           1.3.1. Common Stock. The term "Common Stock" shall mean the Common Stock, par value $1 per share, of Issuer.

           1.3.2. Commission. The term "Commission" shall mean the Securities and Exchange Commission.

           1.3.3. Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           1.3.4. Exchange Act Documents. The term "Exchange Act Documents" shall mean each of the following:

                   (i) Issuer's Annual Reports on Form 10-K for each of its fiscal years ended January 28, 1995, January 29, 1994 and January 30, 1993;

                   (ii) Issuer's Quarterly Reports on Form 10-Q for the fiscal quarters ended April 29, 1995 and July 29, 1995;

                   (iii) Issuer's proxy or information statement relating to meetings of, or actions taken without a meeting by, the stockholders of Issuer since January 28, 1995; and

                   (iv) the Current Reports on Form 8-K and all other reports, statements and schedules filed by Issuer under the Exchange Act since January 28, 1995.

           1.3.5. Preferred Shares. The term "Preferred Shares" shall mean the Series D Shares and the Series E Shares.

           1.3.6.  Securities Act.  The term "Securities Act" is defined in
     Section 3.2.

           1.3.7. Series D Preferred Stock. The term "Series D Preferred Stock" shall mean the Series D Cumulative Convertible Preferred Stock, par value $1 per share, of Issuer containing the terms and provisions set forth in the Certificate of Designation attached hereto as Exhibit A.

           1.3.8. Series E Preferred Stock. The term "Series E Preferred Stock" shall mean the Series E Cumulative Convertible Preferred Stock, par value $1 per share, of Issuer containing the terms and provisions set forth in the Certificate of Designation attached hereto as Exhibit B.

           1.3.9. Series D Shares. The term "Series D Shares" shall mean 250,000 shares of Series D Preferred Stock.

           1.3.10. Series E Shares. The term "Series E Shares" shall mean 1,500,000 shares of Series E Preferred Stock.

2.   ISSUANCE OF PREFERRED SHARES.

     2.1. Issuance. Upon the terms, subject to the conditions, and in reliance on the representations, warranties and covenants set forth herein, Issuer agrees to issue and sell to Subscriber, and Subscriber agrees to acquire and accept from Issuer, the Preferred Shares at the Closing as part of the Purchase Price.

     2.2. Time and Place of Closing. The closing of the issuance and sale of the Preferred Shares (the "Closing") shall take place at the same location as, and contemporaneously with, the closing under the Purchase Agreement (the day on which the Closing takes place being referred to herein as the "Closing Date").

     2.3. Delivery. At the Closing, Issuer will deliver to Subscriber a certificate or certificates evidencing all of the Series D Shares registered in the name of Subscriber and a separate certificate or certificates evidencing all of the Series E Shares registered in the name of Subscriber.

3. REPRESENTATIONS AND WARRANTIES OF ISSUER. In order to induce Subscriber to enter into and perform this Agreement and to consummate the transactions contemplated hereby, Issuer represents and warrants to Subscriber as follows:

     3.1.  Corporate Matters, etc.

           3.1.1. Incorporation and Authority of Issuer. Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority, corporate and otherwise, to enter into this Agreement, to carry out and perform its obligations hereunder, to consummate the transactions contemplated hereby and to carry on its business as currently conducted, except for the failure to have any power and authority (other than corporate power and authority) that has not had and could not reasonably be expected to have a Material Adverse Effect on Issuer. Issuer is duly qualified or licensed to do business as a foreign corporation, and is in good standing as such, in all jurisdictions where the nature of Issuer's activities or its ownership or leasing of property require such qualification, except for such failures to be so qualified as have not had and will not have a Material Adverse Effect on Issuer. Issuer has heretofore furnished to Subscriber a true and complete copy of the Charter and By-laws of Issuer in the form currently in effect and as will be in effect as of the Closing.

           3.1.2. Authorization and Enforceability. This Agreement has been duly authorized, executed and delivered by Issuer and is Enforceable against Issuer. When issued in accordance with the terms of this Agreement, the Preferred Shares will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any Lien or other right or claim (or any restriction on transfer or voting) and will not be subject to any preemptive or similar rights. Issuer has authorized and reserved for issuance upon conversion or redemption of the Preferred Shares a sufficient number of shares of Common Stock (the "Conversion Shares"), and the Conversion Shares will, upon such issuance in accordance with the terms of the Charter of Issuer, be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any Lien or other right or claim (or any restriction on transfer or voting) and will not be subject to any preemptive or similar rights.

           3.1.3.  Non-Contravention, etc.

           (a) No approval, consent, waiver, authorization or other order of, and no filing, registration, qualification or recording with, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of Issuer or any of its Subsidiaries in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except for (i) satisfaction of the requirements of the Hart-Scott-Rodino Antitrust Improvements of 1976, as amended (the "HSR Act") and (ii) any item required to be obtained from or made with any Person other than a Governmental Authority the failure to obtain or make which, individually or in the aggregate, have and could reasonably be expected to have neither a Material Adverse Effect on Issuer nor a material adverse effect on the ability of Issuer to consummate the transactions contemplated hereby. Neither the execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby (including, without limitation, performance by Issuer of its obligations under the other Closing Agreements and its obligations in respect of the Preferred Shares in accordance with their terms) does or will constitute, result in or give rise to (i) a breach or violation or default under any Legal Requirement applicable to Issuer or any of its Subsidiaries (assuming the accuracy of the representations and warranties of Subscriber in Section 4.4), (ii) a breach of or a default under any Charter or By-Laws provision of Issuer or any of its Subsidiaries, (iii) the acceleration of the time for performance of any obligation under any Contractual Obligation of Issuer or any of its Subsidiaries, (iv) the imposition of any Lien upon or the forfeiture of any asset of Issuer or any of its Subsidiaries, (v) a breach of or a default under any Contractual Obligation of Issuer or any of its Subsidiaries, or
     (vi) termination, right of termination, modification of terms or change in benefits or burdens under any Contractual Obligation of Issuer or any of its Subsidiaries, other than in the case of clauses (i), (iii), (iv), (v) and (vi) such as, individually or in the aggregate, have and could reasonably be expected to have neither a Material Adverse Effect on Issuer nor a material adverse effect on the ability of Issuer to consummate the transactions contemplated hereby (including, without limitation, Issuer's ability to perform its obligations under the other Closing Agreements and its obligations in respect of the Preferred Shares in accordance with their terms).

           (b) Neither the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby (including, without limitation, performance by Issuer of its obligations under the other Closing Agreements and its obligations in respect of the Preferred Shares in accordance with their terms), nor the terms of the Preferred Shares, do or will constitute, result in or give rise to a breach or violation of or default under the Series A Agreements (as defined in the Standstill and Registration Rights Agreement) or any provision of the General Corporation Law of the State of Delaware.

           3.1.4. Capitalization. The authorized capital stock of Issuer consists of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $1 per share ("Issuer Preferred Stock"), and of such shares of Issuer Preferred Stock 250,000 shares have been designated as Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"), 1,650,000 shares have been designated as Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock"), 250,000 shares have been designated as Series D Preferred Stock and 1,500,000 shares have been designated as Series E Preferred Stock. As of September 30, 1995, there were issued and outstanding 72,407,253 shares of Common Stock, 250,000 shares of Series A Stock and 1,650,000 shares of Series C Stock. Other than the issued and outstanding Issuer Preferred Stock and other than equity securities of Issuer issued to directors, officers or employees of Issuer or its Subsidiaries in connection with their service to Issuer or its Subsidiaries ("Employee Securities"), as of September 30, 1995, there were no other securities of Issuer outstanding convertible into or exchangeable for capital stock or other voting securities of Issuer or any other outstanding options or rights to acquire capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Issuer. All outstanding shares of capital stock of Issuer have been duly authorized and validly issued and are fully paid and nonassessable. Except as contemplated by this Agreement or as set forth in this Section and except for changes since September 30, 1995 resulting from the grant or exercise of Employee Securities since such date, there are outstanding (a) no shares of capital stock or other voting securities of Issuer, (b) no securities of Issuer convertible into or exchangeable for shares of capital stock or voting securities of Issuer, and (c) no options or other rights to acquire from Issuer, and no obligation of Issuer to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Issuer (the items in clauses (a), (b) and (c) being referred to collectively as the "Issuer Securities"). Except as set forth in the Charter of Issuer or in connection with Employee Securities, there are no outstanding obligations of Issuer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Issuer Securities.

     3.2. Litigation, etc. There is no Action against Issuer or any of its Subsidiaries, pending or, to the knowledge of Issuer, threatened, which could reasonably be expected to have a Material Adverse Effect on Issuer. There is no Action pending or, to the knowledge of Issuer, threatened, that seeks recission of, seeks to enjoin the consummation of, or otherwise relates to, this Agreement or any of the transactions contemplated hereby and that could reasonably be expected to have a Material Adverse Effect on Issuer or a material adverse effect on Issuer's ability to consummate the transactions contemplated hereby. No Governmental Order specifically directed at Issuer or any of its Subsidiaries has been issued which has had or could reasonably be expected to have a Material Adverse Effect on Issuer.

     3.3. Disclosure. Issuer has heretofore delivered to Subscriber true and complete copies of each of the Exchange Act Documents and each registration statement of Issuer filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), since January 28, 1995. Each Exchange Act Document, when filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Each such registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act as of the date such registration statement or amendment thereto became effective did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The consolidated financial statements, and the related notes thereto, included in the Exchange Act Documents were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods specified therein (except for such changes as are noted therein, all of which changes have been concurred in by Coopers) and present fairly in all material respects the financial position of Issuer and its Subsidiaries as of the dates indicated therein and the results of their operations and cash flows for the periods covered thereby, subject in the case of interim financial statements to an absence of footnotes and to normal year-end audit adjustments which will not in the aggregate be material.

     3.4. Change in Condition. Except for the matters set forth in Schedule 3.4 or in connection with the sale of all of the issued and outstanding capital stock of Hit or Miss, Inc. or as contemplated by this Agreement, the Purchase Agreement or any other Closing Agreement, since July 29, 1995:

           (a) The business of Issuer has been conducted only in the ordinary course of business consistent with past practice;

           (b) Neither Issuer nor any of its Subsidiaries has, except in the ordinary course of business consistent with past practice:

                   (i) incurred or otherwise become liable in respect of any Debt or become liable in respect of any Guarantee, other than Debt or any Guarantee between Issuer and its wholly owned Subsidiaries or between wholly owned Subsidiaries of Issuer;

                   (ii) mortgaged or pledged any Asset or subjected any material Asset to any Lien;

                   (iii) declared or made any Distribution (other than (A) cash dividends on its capital stock in usual amounts, (B) repurchases of outstanding capital stock through Issuer's publicly announced share repurchase program and other repurchases not material in amount and
           (C) Distributions from any Subsidiary of Issuer to Issuer);

                   (iv) sold, leased to others or otherwise disposed of any of its material Assets except as contemplated by clause (iii) of this
           Section 3.4(b));

                   (v) purchased a material amount of Equity Securities of any Person other than of a direct or indirect wholly owned Subsidiary of Issuer, or a material amount of assets (other than inventory) of any Person or assets constituting a business, or been party to any merger, consolidation or other business combination or entered into any Contractual Obligation relating to any such purchase, merger, consolidation or business combination;

                   (vi) made any loan, advance or capital contribution to or investment in any Person material in amount other than loans, advances or capital contributions to or investments in or to its wholly owned Subsidiaries and other than advances to suppliers in the ordinary course of business;

                   (vii) canceled or compromised any Debt or claim in any material amount other than those between Issuer and a wholly owned Subsidiary or between wholly owned Subsidiaries of Issuer or owed by Issuer or any wholly owned Subsidiary of Issuer;

                   (viii) sold, transferred, licensed or otherwise disposed of any material intellectual or intangible property rights;

                   (ix) waived or released or permitted to lapse any right of material value; or

                   (x) instituted, settled or agreed to settle any material Action;

           (c) Neither Issuer nor any of its Subsidiaries has had any change in its relationships with its employees, agents, customers or suppliers, except as has not and could not reasonably be expected to have a Material Adverse Effect;

           (d) Except for Employee Securities, there has been no amendment of any material provision of any Equity Security of Issuer;

           (e) Neither Issuer nor any of its Affiliates has entered into any Contractual Obligation to do any of the things referred to in clauses (a) through (d) above; and

           (f)    No Material Adverse Effect on Issuer has occurred.

     3.5. Tax Matters.

           3.5.1. To Issuer's knowledge, (a) all material Tax Returns required to be filed on or before the date hereof by, or with respect to Issuer or any Subsidiary have been duly and timely filed (taking into account extensions); (b) no position is reflected in a Tax Return referred to in
     (a) for which the applicable limitation period has not expired (and for which a closing agreement has not been entered into) which (x) was not, at the time such Tax Return was filed, supported by substantial authority (as determined for purposes of Section 6662 of the Code, or any predecessor provision, and any comparable provisions of applicable federal, state, or local tax statutes, rules or regulations) and (y) would have a Material Adverse Effect if decided against the taxpayer; (c) Issuer and its Subsidiaries have timely paid, withheld or made provision for all Taxes shown as due and payable on any Tax Return and have timely paid, withheld, or made provision for all material Taxes, whether or not shown on any Tax Return; (d) no Liens for Taxes upon the assets of Issuer or any Subsidiary exist; (e) no claim has ever been made by an authority in a jurisdiction where any of Issuer and its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

           3.5.2. Issuer and each of its Subsidiaries is a member of the affiliated group, within the meaning of Section 1504(a) of the Code, of which Issuer is the common parent (the "Affiliated Group"), and such Affiliated Group files a consolidated federal Income Tax Return. Neither Issuer nor any of its Subsidiaries has at any time been a member of an affiliated group filing a consolidated federal Income Tax Return other than a group, the common parent of which is Issuer. To Issuer's knowledge, all Income Taxes shown on any Tax Return of the Affiliated Group have been paid for each taxable period during which any of Issuer and its Subsidiaries was a member of the Affiliated Group.

           3.5.3. To Issuer's knowledge, each of Issuer and its Subsidiaries has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, foreign person, or other third party.

           3.5.4. Other than the proposed assessment made by the IRS regarding the receipt of construction allowances, there is no dispute or claim concerning any material

     Tax liability of any of Issuer and its Subsidiaries either (A) claimed or raised by any taxing authority in writing or (B) as to which Issuer has knowledge based upon personal contact with any agent of such taxing authority.

4. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. In order to induce Issuer to enter into and perform this Agreement and to consummate the transactions contemplated hereby, Subscriber represents and warrants to Issuer as follows (and, as provided in Section 4.4, agrees with Issuer):

     4.1. Corporate Matters. Subscriber is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to enter into this Agreement, to carry out and perform its obligations hereunder and to consummate the transactions contemplated hereby.

     4.2. Authorization and Enforceability. This Agreement has been duly authorized, executed and delivered by Subscriber and is Enforceable against Subscriber.

     4.3. Non-Contravention, etc. No approval, consent, waiver, authorization or other order of, and no filing, registration, qualification or recording with, any Governmental Authority or any other Person (other than any party to any Lease-In other than the Company or any Subsidiary) is required to be obtained or made by or on behalf of Subscriber or the Company or any of its Subsidiaries in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except for (i) satisfaction of the requirements of the HSR Act, (ii) items listed on Schedule
4.1.4 to the Purchase Agreement, which shall have been obtained or made and shall be in full force and effect at the Closing (subject to the materiality exception set forth at the end of the next sentence) and (iii) any other of the foregoing items required to be obtained from or made with any Person other than any Governmental Authority the failure to obtain or make which, individually or in the aggregate, have and could reasonably be expected to have neither a Material Adverse Effect nor a material adverse effect on the ability of Subscriber to consummate the transactions contemplated hereby. Except as set forth on Schedule 4.1.4 to the Purchase Agreement, neither the execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby (including, without limitation, the execution, delivery and performance of the other Closing Agreements) does or will constitute, result in or give rise to (i) a breach or violation or default under any Legal Requirement applicable to Subscriber, the Company or any of its Subsidiaries, (ii) a breach of or a default under any Charter or By-Laws provision of Subscriber, the Company or any of its Subsidiaries, (iii) the acceleration of the time for performance of any obligation under any Contractual Obligation (other than any Lease-In) of Subscriber, the Company or any of its Subsidiaries, (iv) the imposition of any Lien upon or the forfeiture of any Asset, other than any Asset held under any Lease-In, (v) a breach of or a default under any Contractual Obligation (other than any Lease-In) of Subscriber, the Company or any of its Subsidiaries, or (vi) right to any severance payments other than by operation of law (including without limitation if such payments become due only if employment is terminated following the

Closing), termination, right of termination, modification of terms or change in benefits or burdens under any Contractual Obligation (other than any Lease-In), other than in the case of clauses (i) through (vi) such as, individually or in the aggregate, have and could reasonably be expected to have neither a Material Adverse Effect nor a material adverse effect on the ability of Subscriber to consummate the transactions contemplated hereby.

     4.4.  Investment Intent.

           (a) Subscriber is acquiring the Preferred Shares hereunder for its own account, for investment, and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act (as hereafter defined).

           (b) Subscriber understands and agrees that the Preferred Shares and, if any are issued, the Conversion Shares will not be registered or qualified under the Securities Act or state "blue-sky" or other securities laws and therefore cannot be resold unless they are registered under the Securities Act and applicable state laws or unless an exemption from such registration requirement is available.

           (c) Subscriber is able to bear the economic risk of holding the Preferred Shares and, if any are issued, the Conversion Shares for an indefinite period of time and is experienced and has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of acquiring the Preferred Shares, and, if any are issued, the Conversion Shares. Subscriber acknowledges that the Preferred Shares and, if any are issued, the Conversion Shares will bear a legend to the effect that transfers are restricted unless (i) the transfer is exempt from the registration requirements under the Securities Act and Issuer receives an opinion of counsel reasonably satisfactory to Issuer to that effect or (ii) the transfer is made pursuant to an effective registration statement under the Securities Act.

           (d) Subscriber understands that Issuer is under no obligation to effect a registration of the Preferred Shares or, if any are issued, the Conversion Shares under the Securities Act, except to the extent set forth in the Standstill and Registration Rights Agreement.

           (e) Subscriber is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.

           (f) Nothing in this Section 4.4 shall limit or qualify the representations, warranties, covenants or agreements made by Issuer herein or in the Purchase Agreement or any other Closing Agreement or in any certificate or document delivered pursuant hereto or thereto. Issuer acknowledges and agrees that the purpose of this Section 4.4 is solely to ensure that the sale of the Preferred Shares pursuant hereto complies with the distribution restrictions of the Securities Act and the distribution restrictions of other applicable securities laws.

     4.5. Litigation. There is no Action against the Company or any Subsidiary, pending or, to the knowledge of Subscriber, threatened, which could reasonably be expected to have a Material Adverse Effect, except for such of the foregoing as are described in Schedule 4.17 to the Purchase Agreement. Except as set forth on Schedule 4.17 to the Purchase Agreement, there is no Action pending or, to the knowledge of Subscriber, threatened with respect to which Subscriber or any of its Affiliates, on the one hand, and the Company or any of its Subsidiaries, on the other hand, are or would be parties. There is no Action pending or, to the knowledge of Subscriber, threatened, that seeks rescission of, seeks to enjoin the consummation of, or otherwise relates to, this Agreement or any of the transactions contemplated hereby and that could reasonably be expected to have a Material Adverse Effect or a material adverse effect on Subscriber's ability to consummate the transactions contemplated hereby. No Governmental Order specifically directed at the Company or any of its Subsidiaries has been issued which has had or could reasonably be expected to have a Material Adverse Effect.

5. ACCESS TO PREMISES AND INFORMATION. Prior to the Closing, Issuer will permit Subscriber and its representatives to have access to its premises and documents, books and records and to make copies during normal business hours (or to have copies made and delivered to Subscriber) of such financial and operating data and other information with respect to Issuer and its Subsidiaries as Subscriber or any of its representatives shall reasonably request; provided, however, that Subscriber and its representatives shall not have any such access to, or right to copies of, any competitively sensitive information of Issuer or any of its Affiliates. In addition, Issuer shall cause its management (including senior officers) to be available to Subscriber at such times, and from time to time, as Subscriber may reasonably request in connection with the transactions contemplated hereby and to discuss the business and affairs of Issuer and its Subsidiaries; provided, however, that Subscriber shall not be entitled to receive as a result of such availability any competitively sensitive information of Issuer or any of its Affiliates. In addition, so long as the Standstill and Registration Rights Agreement remains in effect, Issuer will deliver to Subscriber copies of all of Issuer's filings with the Commission pursuant to the Exchange Act or the Securities Act no later than five Business Days following the date on which the same are filed with the Commission.

6. CONDITIONS TO THE OBLIGATION TO CLOSE OF ISSUER. The obligation of Issuer at the Closing to issue and sell the Preferred Shares is subject to the satisfaction, at or prior to the Closing, of all the following conditions, compliance with which, or the occurrence of which, may be waived prior to the Closing in writing by Issuer in its sole discretion:


     6.1.  Representations, Warranties and Covenants.

           6.1.1. Continued Accuracy of Representations and Warranties. All representations and warranties of Subscriber contained in this Agreement that include qualifications as to materiality or Material Adverse Effect shall be true and correct as of the Closing and all other representations and warranties of Subscriber contained in this Agreement shall be true and correct in all material respects as of the Closing, in each case with the same force and effect as if such representations and warranties were made at and as of the Closing.

           6.1.2. Performance of Agreements. Subscriber shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed or satisfied by it at or prior to the Closing.

           6.1.3. Closing Certificate. At the Closing, Subscriber shall furnish to Issuer an unqualified certificate, signed by the President or Chief Financial Officer of Subscriber, dated the Closing Date, to the effect that the conditions specified in Sections 6.1.1 and 6.1.2 hereof have been satisfied.

     6.2. Conditions under Purchase Agreement. All conditions to the closing under the Purchase Agreement set forth in Section 7 thereof shall have been satisfied or waived in accordance with the provisions of said Section 7.

     6.3. Other Agreements. At or prior to the Closing, Subscriber shall have entered into the Standstill and Registration Rights Agreement, such agreement being in substantially the form thereof attached as an exhibit to the Purchase Agreement without change other than such changes as may be reasonably satisfactory to Issuer.

7. CONDITIONS TO THE OBLIGATION TO CLOSE OF SUBSCRIBER. The obligations of Subscriber at the Closing to acquire and accept the Preferred Shares is subject to the satisfaction, at or prior to the Closing, of all of the following conditions, compliance with which, or the occurrence of which, may be waived prior to the Closing in writing by Subscriber in its sole discretion:

     7.1.  Representations, Warranties and Covenants.

           7.1.1. Continued Accuracy of Representations and Warranties. All representations and warranties of Issuer contained in this Agreement that include qualifications as to materiality or Material Adverse Effect shall be true and correct as of the Closing and all other representations and warranties of Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing, in each case with the same force and effect as if such representations and warranties were made at and as of the Closing.


           7.1.2. Performance of Agreements. Issuer shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed or satisfied by Issuer at or prior to the Closing.

           7.1.3. Officer's Certificate. At the Closing, Issuer shall furnish to Subscriber an unqualified certificate signed by the President or Senior Vice President - Finance and Chief Financial Officer of Issuer dated the Closing Date, to the effect that the conditions specified in Sections 7.1.1 and 7.1.2 hereof have been satisfied.

     7.2. Conditions under Purchase Agreement. All conditions to the closing under the Purchase Agreement set forth in Section 8 thereof shall have been satisfied or waived in accordance with the provisions of said Section 8.

     7.3. Other Agreements. At or prior to the Closing, Issuer shall have entered into the Standstill Agreement and Registration Rights Agreement, such agreement being in substantially the form thereof attached as an exhibit to the Purchase Agreement without change other than such changes as may be reasonably satisfactory to Subscriber.

     7.4. Opinion of Counsel. Issuer shall have furnished Subscriber with favorable opinions of Ropes & Gray and Jay Meltzer, Senior Vice President, General Counsel and Secretary of Issuer, each dated the Closing Date in substantially the forms of Exhibits D-1 and D-2 to the Purchase Agreement.

8.   MISCELLANEOUS.

     8.1. Entire Agreement; Waivers. This Agreement, the other Closing Agreements, the Confidentiality Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided nor shall be effective unless in writing and executed (i) in the case of a waiver by Issuer, by Issuer and (ii) in the case of a waiver by Subscriber, by Subscriber.

     8.2. Amendment or Modification. The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by Issuer and Subscriber.

     8.3. Survival. All representations, warranties, covenants and agreements made by or on behalf of any party hereto in this Agreement or pursuant to any document, certificate or other instrument referred to herein or delivered in connection with the transactions contemplated hereby shall survive for the General Survival Period as specified in Section 10 of the Purchase Agreement except for the representations and warranties in Sections 3.1.2 and 3.1.3(b) (but only insofar as Section 3.1.3(b) relates to the General Corporation Law of the State of Delaware).

     8.4. Knowledge. Whenever reference is made in this Agreement to the knowledge of any Person with respect to any matter, it is understood that such knowledge extends only to the officers of such Person (and in the case of Subscriber, the officers of the Company or any of its Subsidiaries) having responsibility for the areas of such Person's (and in the case of Subscriber, also the Company's or any of its Subsidiaries') business covering such matter, which officers have made an inquiry that is reasonably appropriate to determine the accuracy of the statement in question.

     8.5. Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors and permitted assigns (each of which such transferees, successors and assigns shall be deemed to be a party hereto for all purposes hereof); provided, however, that (i) neither Issuer nor Subscriber may assign or transfer (by operation of law or otherwise) any of its rights or obligations hereunder without the prior written consent of the other and (iii) no transfer or assignment by any party shall relieve such party of any of its obligations hereunder.

     8.6. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing (including telecopy or similar teletransmission), addressed as follows:

       If to Subscriber to it at:       Melville Corporation
                                        One Theall Road
                                        Rye, New York  10580
                                        Telecopier: 914-925-4052
                                        Attention: Chief Executive Officer, Chief Financial
                                                   Officer and General Counsel

            With a copy to:             Davis Polk & Wardwell
                                        450 Lexington Avenue
                                        New York, New York  10017
                                        Telecopier:  212-450-5744
                                        Attention:  Dennis S. Hersch

       If to Issuer to it at:           The TJX Companies, Inc.
                                        770 Cochituate Road
                                        Framingham, MA  01701
                                        Telecopier:  508-390-2457
                                        Attn:  President and General Counsel


            With a copy to:             Ropes & Gray
                                        One International Place
                                        Boston, MA  02110
                                        Telecopier:  617-951-7050
                                        Attention:   Arthur G. Siler, Esq.

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) in the case of any notice or communication sent other than by mail, on the date actually delivered to such address (evidenced, in the case of delivery by overnight courier, by confirmation of delivery from the overnight courier service making such delivery, and in the case of a telecopy, by receipt of a transmission confirmation form or the addressee's confirmation of receipt), or
(b) in the case of any notice or communication sent by mail, three Business Days after being sent, if sent by registered or certified mail, with first-class postage prepaid. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

       8.7. Headings, etc. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof.

       8.8. Third-Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to entitle any Person other than the parties or their respective permitted transferees, successors and assigns hereby to any claim, cause of action, remedy or right of any kind.

       8.9. Preparation for Closing. Each party will use its reasonable best efforts to bring about the fulfillment of each of the conditions precedent to the obligations of the other parties hereto set forth in this Agreement.

       8.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

       8.11. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive law of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the law of any other jurisdiction.

       8.12. Termination. This Agreement may be terminated by Issuer and Subscriber by mutual written consent at any time prior to the Closing, and this Agreement shall automatically terminate immediately upon the termination of the Purchase Agreement in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Preferred Stock Subscription Agreement to be executed, as of the date first above written by their respective officers thereunto duly authorized.

       SUBSCRIBER:                 MELVILLE CORPORATION



                                   By____________________________
                                     Name:
                                     Title:



       ISSUER:                     THE TJX COMPANIES, INC.


                                   By____________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT A



              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
              OF SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK



                           $1.00 PAR VALUE PER SHARE

                                      OF

                            THE TJX COMPANIES, INC.

                              __________________

                          Pursuant to Section 151(g)
                        of the General Corporation Law
                           of the State of Delaware

                              __________________

     We, Steven R. Wishner, Vice President - Finance, and Jay H. Meltzer, Secretary, of The TJX Companies, Inc. (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,

     Do HEREBY CERTIFY:

     FIRST:   The restated certificate of incorporation, as amended (the
"Certificate of Incorporation"), of the corporation authorizes the issuance of 5,000,000 shares of Preferred Stock, $1.00 par value per share ("Preferred Stock"), in one or more series, and further authorizes the Board of Directors from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by the Certificate of Incorporation and to determine with respect to each such series, the voting powers, if any (which voting powers if granted may be full or limited), designations, preferences, the relative, participating, optional or other rights, and the qualifications, limitations and restrictions appertaining thereto.

     SECOND: The Finance [Executive] Committee of the Board of Directors of the corporation, pursuant to authority conferred on such committee by the Board of Directors (which fixed the voting rights with respect to the shares designated herein), at a meeting duly called and held on ___________ did duly adopt the following resolution authorizing the creation and issuance of a series of said Preferred Stock to be known as "Series D Cumulative Convertible Preferred Stock," said Series D Cumulative Convertible Preferred Stock to be convertible into the common stock, $1.00 par value per share (the "Common Stock"), of the corporation:

    RESOLVED: that the Finance [Executive] Committee of the Board of Directors, pursuant to authority conferred on such Committee by the Board of Directors (which fixed the voting rights with respect to the shares designated herein) by the provisions of the Second Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), of the Corporation, hereby authorizes the issuance of a series of cumulative convertible Preferred Stock of the Corporation and hereby fixes the voting powers, designations, preferences, the relative, participating, optional and other rights, and the qualifications, limitations and restrictions appertaining thereto in addition to those set forth in said Certificate of Incorporation, as follows:

1. DESIGNATION AND NUMBER. The designation of Preferred Stock created by this resolution shall be Series D Cumulative Convertible Preferred Stock, $1.00 par value per share, of The TJX Companies, Inc. (the "Corporation") (hereinafter referred to as the "Series D Preferred Stock"), and the number of shares constituting such series shall be 250,000, which number may not be increased but may be decreased (but not below the number of shares of Series D Preferred Stock then outstanding) from time to time by the Board of Directors.

      All shares of Series D Preferred Stock which shall have been issued and reacquired in any manner by the Corporation (excluding, until the Corporation elects to retire them, shares which are held as treasury shares but including shares redeemed, shares purchased and retired, shares converted pursuant to
Section 5 hereof and shares exchanged for any other security of the Corporation) shall not be reissued and shall, upon the making of any necessary filing with the Secretary of State of Delaware have the status of authorized but unissued shares of the Corporation's Preferred Stock, without designation as to series, and thereafter may be issued, but not as shares of Series D Preferred Stock.

2.   DIVIDEND RIGHTS.

        (a) General. The holders of shares of Series D Preferred Stock shall be entitled to receive, in preference to the holders of shares of Common Stock and any other stock ranking as to dividends junior to the Series D Preferred Stock, when and as declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends, accruing from and after the date of original issuance of the Series D Preferred Stock at an annual rate of

$______/1/ per share, and no more, as long as shares of Series D Preferred Stock remain outstanding. Dividends shall be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 in each year commencing on the first of such four dates which follows the date of initial issuance of the Series D Preferred Stock (each, a "Dividend Payment Date"). Each dividend will be payable to holders of record as they appear on the stock register of the Corporation on the record date therefor, not exceeding 60 days nor less than 10 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends in arrears may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 60 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. Dividends payable on the Series D Preferred Stock (i) for any period greater or less than a full dividend period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and (ii) for each full quarterly dividend period, shall be computed by dividing the annual dividend rate by four. Dividends on shares of Series D Preferred Stock shall be cumulative and shall accrue on a daily basis from the date of original issuance thereof whether or not there shall be funds legally available for the payment thereof and whether or not such dividends are declared. Holders of shares of the Series D Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of Full Cumulative Dividends on such shares. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments which may be in arrears.

        (b) Requirements for Dividends on Senior Preferred Stock. The Corporation shall not (i) declare or pay or set apart for payment any dividends or distributions on shares of Series D Preferred Stock (other than dividends paid in shares of stock ranking junior to any series of Preferred Stock ranking senior to the Series D Preferred Stock as to dividends) or (ii) make any purchase or redemption of, or any sinking fund payment for the purchase or redemption of, shares of Series D Preferred Stock (other than a purchase or redemption made by issue or delivery of any stock ranking junior to any series of Preferred Stock ranking senior to the Series D Preferred Stock as to dividends or upon liquidation, dissolution or winding up) unless Full Cumulative Dividends on all outstanding shares of any series of Preferred Stock ranking senior to Series D Preferred Stock through the most recent dividend payment date prior to the date of payment of such dividend or distribution, or effective date of such purchase, redemption or sinking fund payment, shall have been paid in full or declared and a sufficient sum set apart for payment thereof.

        (c) Requirements for Dividends on Parity Preferred Stock. If there shall be outstanding shares of any other class or series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends, no dividends, except as described in the next sentence, shall be declared or paid or set apart for payment on any such other series for any

__________________________

        /1/ An amount per $100 that is equal to ($0.28 divided by the Initial Common Stock Price) x 100.

period unless Full Cumulative Dividends on the Series D Preferred Stock through the most recent Dividend Payment Date have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment. If dividends on the Series D Preferred Stock and on any other series of Preferred Stock ranking on a parity as to dividends with the Series D Preferred Stock are in arrears, all dividends declared upon shares of the Series D Preferred Stock and all dividends declared upon such other series shall be declared pro rata so that the amounts of dividends per share declared on the Series D Preferred Stock and such other series shall in all cases bear to each other the same ratio that Full Cumulative Dividends per share at the time on the shares of Series D Preferred Stock and on such other series bear to each other.

        (d) Requirements for Dividends on Junior Stock. The Corporation shall not (i) declare or pay or set apart for payment any dividends or distributions on any stock ranking as to dividends junior to the Series D Preferred Stock (other than dividends paid in shares of stock ranking junior to the Series D Preferred Stock as to dividends) or (ii) make any purchase or redemption of, or any sinking fund payment for the purchase or redemption of, any stock ranking as to dividends or upon liquidation, dissolution or winding up junior to the Series D Preferred Stock (other than a purchase or redemption made by issue or delivery of any stock ranking junior to the Series D Preferred Stock as to dividends or upon liquidation, dissolution or winding up) unless Full Cumulative Dividends on all outstanding shares of Series D Preferred Stock through the most recent Dividend Payment Date prior to the date of payment of such dividend or distribution, or effective date of such purchase, redemption or sinking fund payment, shall have been paid in full or declared and a sufficient sum set apart for payment thereof; provided, however, that unless prohibited by the terms of any other outstanding series of Preferred Stock, any moneys theretofore deposited in any sinking fund with respect to any Preferred Stock of the Corporation in compliance with this Section 2(d) and the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund regardless of whether at the time of such application Full Cumulative Dividends on all outstanding shares of Series D Preferred Stock through the most recent Dividend Payment Date shall have been paid in full or declared and a sufficient sum set apart for payment thereof.

3.   LIQUIDATION PREFERENCES.

        (a) Senior Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether from capital or surplus) shall be made to or set apart for the holders of the Series D Preferred Stock upon liquidation, dissolution or winding up, the holders of each class or series of Preferred Stock ranking senior to the Series D Preferred Stock upon liquidation, dissolution or winding up shall be entitled to receive full payment of their liquidation preferences.

        (b) Order of Payments among Parity Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether from capital or surplus) shall be made to or set apart for the holders of any class or series of stock of the Corporation ranking junior to the Series D Preferred Stock upon liquidation, dissolution or winding up, the holders of the shares of Series D Preferred Stock and the holders of each other class or series of Preferred Stock ranking on a parity with Series D Preferred Stock upon liquidation, dissolution or winding up shall be entitled to receive liquidation payments according to the following priorities:

First,

        The holders of the shares of Series D Preferred Stock shall receive $100 per share and the holders of shares of each such other class or series of Preferred Stock shall receive the full respective liquidation preferences (including any premiums) to which they are entitled; and

Second,

        The holders of shares of Series D Preferred Stock and the holders of shares of each such other class or series of Preferred Stock shall each receive an amount equal to Full Cumulative Dividends with respect to their respective shares through and including the date of final distribution to such holders, but such holders shall not be entitled to any further payment.

     No payment (in either of the First step or Second step provided above) on account of any liquidation, dissolution or winding up of the Corporation shall be made to holders of any such other class or series of Preferred Stock or to the holders of Series D Preferred Stock unless there shall likewise be paid at the same time to the holders of the Series D Preferred Stock and the holders of each such other class or series of Preferred Stock like proportionate amounts of the same payments (as to each of the First step or the Second step above), such proportionate amounts to be determined ratably in proportion to the full amounts to which the holders of all outstanding shares of Series D Preferred Stock and the holders of all outstanding shares of each such other class or series of Preferred Stock are respectively entitled (in either the First step or the Second step, as the case may be) with respect to such distribution.

     For purposes of this Section 3, neither a consolidation or merger of the Corporation with or into another corporation nor a merger of any other corporation with or into the Corporation or a sale or transfer of all or any part of the Corporation's assets for cash, securities or other property will be deemed a liquidation, dissolution or winding up of the Corporation.

        (c) Junior Stock. After payment shall have been made in full to the holders of Series D Preferred Stock and to the holders of each such other class or series of Preferred Stock as provided in this Section 3 upon liquidation, dissolution or winding up of the Corporation, any other series or class or classes of stock ranking junior to the Series D Preferred Stock upon liquidation, dissolution or winding up shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed upon such liquidation, dissolution or winding up, and the holders of Series D Preferred Stock shall not be entitled to share therein.

4.   MANDATORY REDEMPTION BY THE CORPORATION.

        (a) Obligation to Redeem Out of Asset Sale or Stock Sale Proceeds. Except as provided by this Section 4, shares of Series D Preferred are not redeemable by the Corporation. If at any time after the Initial Issuance Date and not less than 10 Business Days before the Automatic Conversion Date the Corporation shall consummate any Sale, then the Corporation shall apply the full amount of the Sale Proceeds received by the Corporation in respect of such Sale to redeem all then outstanding shares of Series D Preferred Stock (or, if fewer, as many such shares as can be redeemed at the Call Price out of such Sale Proceeds). Upon any such redemption, the Corporation shall deliver to the holders of shares of Series D Preferred Stock, in accordance with the provisions of this Certificate, in exchange for each share so redeemed, cash in an amount equal to the sum of (i) the Call Price in effect on the date of redemption plus
(ii) Full Cumulative Dividends thereon to the date fixed for redemption. If fewer than all the outstanding shares of Series D Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of this Series not previously redeemed by lot or pro rata (as nearly as may be practicable) or by any other method determined by the Board of Directors of the Corporation in its sole discretion to be equitable.

        (b) Notice of Redemption. The Corporation will provide notice of any redemption of shares of Series D Preferred Stock to holders of record of the Series D Preferred Stock to be redeemed not less than 10 nor more than 60 days prior to the date fixed for such redemption. Such notice shall be provided by first-class mail postage prepaid, to each holder of record of the Series D Preferred Stock to be redeemed, at such holder's address as it appears on the stock register of the Corporation; provided, however, that failure to give such notice or any defect therein shall not affect the validity of the proceeding for redemption of any of the shares of Series D Preferred Stock. Each such mailed notice shall state, as appropriate, the following:

        (i) the redemption date (which shall be no later than the Automatic Conversion Date);

        (ii)   the amount of the Sale Proceeds;

        (iii) the number of shares of Series D Preferred Stock to be redeemed and, if less than all the shares held by any holder are to be redeemed, the number of such shares to be redeemed from such holder;

        (iv)   the Call Price;

        (v) the place or places where certificates for such shares are to be surrendered for redemption;

        (vi) the amount of Full Cumulative Dividends per share of Series D Preferred Stock to be redeemed through and including such redemption date, and that dividends on shares of Series D Preferred Stock to be redeemed will cease to accrue on such redemption date unless the Corporation shall default in payment of the Call Price plus such Full Cumulative Dividends thereon;

        (vii) the Exchange Rate as of the date of such notice (it being understood that the Exchange Rate may thereafter fluctuate in accordance with the terms set forth in the definition thereof), and that the right of holders to convert shares of Series D Preferred Stock to be redeemed will terminate at the close of business on the Business Day next preceding the date fixed for redemption (unless the Corporation shall default in the payment of the Call Price plus such Full Cumulative Dividends thereon).

        (c)  Mechanics of Redemption.

        (i) Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer), the holders of record of such shares shall be entitled to receive an amount of cash constituting the Call Price plus Full Cumulative Dividends thereon, without interest.

        (ii) The Corporation's obligation to provide funds upon redemption in accordance with this Section 4 shall be deemed fulfilled if, on or before a redemption date, the Corporation shall deposit with a bank or trust company, or an affiliate of a bank or trust company, having an office or agency in New York, New York and having a capital and surplus of at least $50,000,000 according to its last published statement of condition, or shall set aside or make other reasonable provision for the payment of cash required to be delivered by the Corporation pursuant to this Section 4 upon the occurrence of the related redemption of Series D Preferred Stock and for cash required to pay Full Cumulative Dividends and cash in lieu of fractional shares on the shares of Series D Preferred Stock to be redeemed as required by this Section 4, in trust for the account of the holders of such shares of Series D Preferred Stock to be redeemed (and so as to be and continue to be available therefor), with (in the case of deposits with a bank or trust company) irrevocable instructions and authority to such bank or trust company that such funds be delivered upon redemption of the shares of Series D Preferred Stock so called for redemption. If such notice of redemption shall have been given, and if on the date fixed for redemption funds necessary for the redemption shall have been irrevocably either set aside by the Company separate and apart from its other funds or assets in trust for the account of the holders of the shares of Series D Preferred Stock to be redeemed (and so as to be and continue to be available therefor) or the Company shall have made other reasonable provision therefor, then, notwithstanding that the certificates evidencing any shares of the Series D Preferred Stock so called for redemption shall not have been surrendered, the shares represented thereby shall be deemed no longer outstanding, dividends with respect to such shares shall cease to accrue on the date fixed for redemption (provided that holders of shares of Series D Preferred Stock at the close of business on a record date for any payment of dividends shall be entitled to receive Full Cumulative Dividends payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares following such record date and prior to such Dividend Payment Date) and all rights with respect to such shares shall forthwith after such date cease and terminate, except for the rights of the holders to receive the funds payable pursuant to this Section 4 without interest upon surrender of their certificates therefor.

        (iii) Each redemption of shares of Series D Preferred Stock pursuant to this Section 4 shall be deemed to have been made as of the close of business on the applicable redemption date, so that the rights of the holder of such shares of Series D Preferred Stock shall, to the extent of such redemption, cease at such time.

5.   CONVERSION.

        (a) Automatic Conversion. Unless earlier converted pursuant to Section 5(b) at the option of the holder, on the Automatic Conversion Date each outstanding share of the Series D Preferred Stock shall convert automatically (the "Automatic Conversion") into (i) shares of Common Stock at the Exchange Rate in effect on the Automatic Conversion Date and (ii) the right to receive an amount in cash equal to Full Cumulative Dividends on such share to the Automatic Conversion Date.

        (b) Optional Conversion by Holder. Shares of Series D Preferred Stock may be converted, in whole or in part, at the option of the holder thereof ("Optional Conversion"), at any time after the giving of any notice of redemption by the Corporation pursuant to Section 4 and not later than the close of business on the Business Day prior to the Automatic Conversion Date, into (i) shares of Common Stock at the Exchange Rate in effect on the Optional Conversion Date and (ii) the right to receive an amount in cash equal to Full Cumulative Dividends on such share to the Optional Conversion Date; provided that only the shares of Series D Preferred Stock that were subject to such notice of redemption may be converted in an Optional Conversion. Notwithstanding the foregoing, the Corporation may, at its option, in lieu of delivering shares of Common Stock on the Optional Conversion Date, deliver cash in an aggregate amount equal to the aggregate Closing Price (on the Trading Day preceding the Optional Conversion Date) of the number of shares of Common Stock otherwise so deliverable (together, in any event, with Full Cumulative Dividends thereon to the Optional Conversion Date).

        Optional Conversion of shares of Series D Preferred Stock may be effected by delivering certificates evidencing such shares, together with written notice of conversion and a proper assignment of such certificates to the Corporation or in blank (and, if applicable, payment of an amount equal to the dividend payable on such shares), to the office of any transfer agent for the Series D Preferred Stock or to any other office or agency maintained by the Corporation for that purpose and otherwise in accordance with the Optional Conversion procedures established by the Corporation. Each Optional Conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements shall have been satisfied (the "Optional Conversion Date").

        If any shares of Series D Preferred Stock shall be called for redemption, the right to convert the shares designated for redemption shall terminate at the close of business on the Business Day preceding the date fixed for redemption.

        (c)  Mechanics of Conversion.

        (i) Upon surrender in accordance with the aforesaid provisions of the certificate for any shares so converted (duly endorsed or accompanied by appropriate instruments of transfer), the holder of record of such shares shall be entitled to receive the applicable number of shares of Common Stock (calculated to the nearest 1/1,000,000th of a share) (and cash representing fractional share settlements in respect thereof) at the applicable Exchange Rate plus Full Cumulative Dividends thereon, without interest.

        (ii) Before any holder of shares of Series D Preferred Stock shall receive certificates for shares of Common Stock in respect of the conversion of shares of Series D Preferred Stock (or cash representing fractional share settlements in respect thereof) such holder shall surrender the certificate or certificates of shares of Series D Preferred Stock duly endorsed if required by the Corporation, at the office of the Corporation and, if certificates for shares of Common Stock are to be received by such holder, shall state in writing the name or names and the denominations in which such holder wishes the certificate or certificates for the Common Stock to be issued. The Corporation will, as soon as practicable after receipt thereof, issue and deliver to such holder, or such holder's designee or designees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with a certificate or certificates representing any shares of Series D Preferred Stock which are not to be converted, but which shall have constituted part of the certificate or certificates for shares of Series D Preferred Stock so surrendered.

        (iii) The Corporation's obligation to deliver shares of Common Stock and provide funds upon conversion in accordance with this Section 5 shall be deemed fulfilled if, on or before a conversion date, the Corporation shall deposit with a bank or trust company, or an affiliate of a bank or trust company, having an office or agency in New York, New York and having a capital and surplus of at least $50,000,000 according to its last published statement of condition, or shall set aside or make other reasonable provision for the issuance of, such number of shares of Common Stock as are required to be delivered by the Corporation pursuant to this Section 5 upon the occurrence of the related conversion of Series D Preferred

Stock (and for the payment of cash required to be delivered by the Corporation pursuant to this Section 5 if the Corportion so elects in the case of an Optional Conversion of Series D Preferred Stock) and for cash required to be paid in lieu of the issuance of fractional share amounts and to pay Full Cumulative Dividends on the shares of Series D Preferred Stock to be converted as required by this Section 5, in trust for the account of the holders of such shares of Series D Preferred Stock to be converted (and so as to be and continue to be available therefor), with (in the case of deposits with a bank or trust company) irrevocable instructions and authority to such bank or trust company that such shares and funds be delivered upon conversion of the shares of Series D Preferred Stock so to be converted. If on the Automatic Conversion Date shares of Common Stock and funds (if any) necessary for the conversion shall have been irrevocably either set aside by the Company separate and apart from its other funds or assets in trust for the account of the holders of the shares of Series D Preferred Stock to be converted (and so as to be and continue to be available therefor) or the Company shall have made other reasonable provision therefor, then, notwithstanding that the certificates evidencing any shares of the Series D Preferred Stock so subject to conversion shall not have been surrendered, the shares represented thereby shall be deemed no longer outstanding, dividends with respect to such shares shall cease to accrue on the date fixed for conversion (provided that holders of shares of Series D Preferred Stock at the close of business on a record date for any payment of dividends shall be entitled to receive the Full Cumulative Dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares following such record date and prior to such Dividend Payment Date) and all rights with respect to such shares shall forthwith after such date cease and terminate, except for the rights of the holders to receive the shares of Common Stock and funds (if any) payable pursuant to this Section 5 without interest upon surrender of their certificates therefor. Holders of shares of Series D Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the Optional Conversion of such shares following such record date and prior to such Dividend Payment Date. However, shares of Series D Preferred Stock surrendered for Optional Conversion after the close of business on a dividend payment record date and before the opening of business on the corresponding Dividend Payment Date (except shares converted after the issuance of a notice of redemption with respect to a redemption date during such period) must be accompanied by payment in cash of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of shares of Series D Preferred Stock on a dividend record date who (or whose transferee) surrenders any such shares for conversion into shares of Common Stock on the corresponding Dividend Payment Date will receive the dividend payable by the Corporation on such shares of Series D Preferred Stock on such Dividend Payment Date, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series D Preferred Stock for conversion. Except as provided above, upon any conversion of shares of Series D Preferred Stock, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on such shares of Series D Preferred Stock as to which conversion has been effected or for dividends or distributions on the shares of Common Stock issued upon such conversion.

        (iv) Holders of shares of Series D Preferred Stock that are converted shall not be entitled to receive dividends declared and paid on such shares of Common Stock, and such shares of Common Stock shall not be entitled to vote, until such shares of Common Stock are issued upon the surrender of the certificates representing such shares of Series D Preferred Stock and upon such surrender such holders shall be entitled to receive such dividends declared and paid on such shares of Common Stock subsequent to such conversion date. Amounts payable in cash in respect of the shares of Series D Preferred Stock or in respect of such shares of Common Stock shall not bear interest.

        (v) Each conversion of shares of Series D Preferred Stock into Common Stock shall be deemed to have been made as of the close of business on the applicable conversion date, so that the rights of the holder of such shares of Series D Preferred Stock shall, to the extent of such conversion, cease at such time and the person or persons entitled to receive shares of the Common Stock upon conversion of such shares shall be treated for all purposes as having become the record holder or holders of the Common Stock at such time; provided, however, that if an event that results in an adjustment to the Exchange Rate is declared or occurs with respect to the shares of Common Stock, and the record date for any such action is on or after the close of business on the date on which notice of such conversion is given, but prior to the close of business on the date of such conversion, then the person or persons entitled to receive shares of the Common Stock upon conversion of shares of Series D Preferred Stock shall be treated for purposes of such action as having become the record holder or holders of the Common Stock at the close of business on the Trading Day next preceding the date on which notice of such conversion is given.

        (vi) The Corporation will pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Common Stock upon conversion of shares of Series D Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of shares registered in a name other than the name in which such shares of Series D Preferred Stock were formerly registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

        (d) Adjustments to the Exchange Rate. The Exchange Rate shall be subject to adjustment from time to time as provided below in this paragraph (d).

        (i) If the Corporation shall pay or make a dividend or other distribution with respect to its Common Stock in shares of Common Stock (including by way of reclassification of any shares of its Common Stock) to all holders of Common Stock, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Exchange Rate by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the total number of shares of Common Stock constituting such dividend or other distribution, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

        (ii) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increases or reductions, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

        (iii) If the Corporation shall, after the date hereof, issue rights or warrants, in each case other than the Rights, to all holders of its Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Fair Market Value of the Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then in each case the Exchange Rate shall be adjusted by multiplying the Exchange Rate in effect on such record date, by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at such Fair Market Value (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such Fair Market Value). Such adjustment shall become effective at the opening of business on the Business Day next following the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exchange Rate shall be readjusted to the Exchange Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of the issuance of rights or warrants in respect of only the number of shares of Common Stock actually delivered.

        (iv) If the Corporation shall pay a dividend or make a distribution to all holders of its Common Stock consisting of evidences of its indebtedness or other assets (including shares of capital stock of the Corporation other than Common Stock but excluding any cash dividends or any dividends or other distributions referred to in clauses (i) and (ii) above), or shall issue to all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (other than those referred to in clause (iii) above and other than Rights), then in each such case the Exchange Rate shall be adjusted by multiplying the Exchange Rate in effect on the record date for such dividend or distribution or for the determination of stockholders entitled to receive such rights or warrants, as the case may be, by a fraction of which the numerator shall be the Fair Market Value per share of the Common Stock on such record date, and of which the denominator shall be such Fair Market Value per share of Common Stock less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) as of such record date of the portion of the assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, applicable to one share of Common Stock. Such adjustment shall become effective on the opening of business on the Business Day next following the record date for such dividend or distribution or for the determination of stockholders entitled to receive such rights or warrants, as the case may be.

        (v) Any share of Common Stock issuable in payment of a dividend or other distribution shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend or other distribution for purposes of calculating the number of outstanding shares of Common Stock under subparagraph (ii) above.

        (vi) Anything in this paragraph (d) notwithstanding, the Corporation shall be entitled to make such upward adjustments in the Exchange Rate, in addition to those required by this paragraph (d), as the Corporation in its sole discretion shall determine to be advisable, in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock (or any transaction which could be treated as any of the foregoing transactions pursuant to Section 305 of the Internal Revenue Code of 1986, as amended) hereafter made by the Corporation to its stockholders shall not be taxable.

        (vii) In any case in which this paragraph (d) shall require that an adjustment as a result of any event become effective at the opening of business on the Business Day next following a record date and the date fixed for conversion pursuant to paragraph (a) occurs after such record date, but before the occurrence of such event, the Corporation may in its sole discretion elect to defer the following until after the occurrence of such event: (A) issuing to the holder of any shares of Series D Preferred Stock surrendered for conversion the additional shares of Common Stock issuable upon such conversion over the shares of Common Stock issuable before giving effect to such adjustment; and (B) paying to such holder any amount in cash in lieu of a fractional share of Common Stock pursuant to Section 6(d).

        (viii) For purposes hereof, an "adjustment in the Exchange Rate" means, and shall be implemented by, an adjustment of the nature and amount specified, effected in the manner specified, in each of the Upper Exchange Rate, the Middle Exchange Rate and the Lower Exchange Rate. If an adjustment is made to the Exchange Rate pursuant to this paragraph
        (d), a proportionate adjustment in the same direction shall also be made on the Automatic Conversion Date to the Current Market Price solely to determine which of clauses (a), (b) or (c) of the definition of Exchange Rate will apply on the Automatic Conversion Date. Such adjustment shall be made by multiplying the Current Market Price by a fraction of which the numerator shall be the Exchange Rate immediately after such adjustment pursuant to this paragraph (d) and the denominator shall be the Exchange Rate immediately before such adjustment. All adjustments to the Exchange Rate shall be calculated to the nearest 1/1,000,000th of a share of Common Stock. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Exchange Rate shall be made successively.

        (ix) Before taking any action that would cause an adjustment increasing the Exchange Rate such that the conversion price (for purposes of this paragraph (d), an amount equal to the liquidation value per share of Series D Preferred Stock divided by the Upper Exchange Rate as in effect from time to time) would be below the then par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the Upper Exchange Rate as so adjusted.

        (e) Adjustment for Certain Consolidations or Mergers. In case of any consolidation or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation remains unchanged), or in case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation (other than in connection with a merger or acquisition), proper provision shall be made so that each share of the Series D Preferred Stock shall, after consummation of such transaction, be subject to (i) conversion at the option of the holder into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of Series D Preferred

Stock would have been converted if the conversion had occurred immediately prior to consummation of such transaction (based on the Exchange Rate in effect immediately prior to such consummation), (ii) conversion on the Automatic Conversion Date into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of Series D Preferred Stock would have been converted if the conversion on the Automatic Conversion Date had occurred immediately prior to the date of consummation of such transaction (based on the Exchange Rate in effect immediately prior to such consummation) and (iii) redemption on any redemption date in exchange for the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock that would have been issuable at the Call Price in effect on such redemption date upon a redemption of such share of Series D Preferred Stock immediately prior to consummation of such transaction; assuming in each case that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction (provided that if the kind or amount of securities, cash or other property receivable upon consummation of such transaction is not the same for each nonelecting share, then the kind and amount of securities, cash or other property receivable upon consummation of such transaction for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). The kind and amount of securities into which the shares of the Series D Preferred Stock shall be convertible after consummation of such transaction shall be subject to adjustment as described in paragraph (d) following the date of consummation of such transaction. The Corporation may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

        (f) Notice of Adjustments. Whenever the Exchange Rate is adjusted as provided in paragraph (d), the Corporation shall:

               (i) Forthwith compute the adjusted Exchange Rate and prepare a certificate signed by the Chief Financial Officer, any Vice President, the Treasurer or the Controller of the Corporation setting forth the adjusted Exchange Rate, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, which certificate shall be prima facie evidence of the correctness of the adjustment, and file such certificate forthwith with the Transfer Agent;

               (ii) Make a prompt public announcement stating that the Exchange Rate has been adjusted and setting forth the adjusted Exchange Rate; and

               (iii) Promptly mail a notice (stating that the Exchange Rate has been adjusted and the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted Exchange Rate) to the holders of record of the outstanding shares of the Series D Preferred Stock at or prior to the time the Corporation mails an interim statement to its stockholders covering the fiscal quarter during which the facts requiring such adjustment occurred but in any event within 45 days of the end of such fiscal quarter.

        (g)  Prior Notice of Certain Events.  In case:

        (i) the Corporation shall (1) declare any dividend (or any other distribution) on its Common Stock, other than a dividend payable solely in cash in an amount such that the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed 3.75% of the Current Market Price of the Common Stock on the Trading Day next preceding the date of declaration of such dividend, or (2) declare or authorize a redemption or repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

        (ii) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants (other than Rights); or

        (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange where the Common Stock is converted into other securities, cash or other property; or

        (iv) of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

then the Corporation shall cause to be filed with the Transfer Agent and each office or agency maintained for conversion of shares of Series D Preferred Stock, and shall cause to be mailed to the holders of record of the Series D Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, liquidation, dissolution or winding up. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

        (h) Dividend or Interest Reinvestment Plans; Other. Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Corporation, or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Series D Preferred Stock was first designated, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Corporation to which any of the adjustment provisions described above applies. There shall be no adjustment of the Exchange Rate in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the corporation except as described in this Section
5. Except as expressly set forth in this Section 5, if any action would require adjustment of the Exchange Rate pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

        (i) For purposes of this Section 5, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held (directly or indirectly through a subsidiary) by or for the account of the Corporation.

6.   RESERVATION OF SHARES; LISTING OF SHARES, ETC.

        (a) Reservation of Shares. The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, the full number of shares of its Common Stock deliverable upon conversion of all shares of Series D Preferred Stock not theretofore converted.

        (b) Listing of Shares. If any shares of Common Stock required to be reserved for purposes of conversion of the Series D Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, as expeditiously as possible, if permitted by the rules of such exchange, cause to be listed and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Series D Preferred Stock.

        (c) Shares Issued on Conversion to be Fully Paid, Etc. The shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock, when the same shall be issued in accordance with the terms hereof, are hereby declared to be and shall be fully paid and nonassessable shares of Common Stock in the hands of the holders thereof.

        (d) No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of Series D Preferred Stock. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any shares of Series D Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Closing Price of a share of Common Stock (or, if there is no such Closing Price, the fair market value of a share of Common Stock, as determined or prescribed by the Board of Directors) at the close of business on the Trading Day immediately preceding the date of conversion.

        (e) Other Action. If the Corporation shall take any action affecting the Common Stock, other than action described in Section 5, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Series D Preferred Stock, the Exchange Rate for the Series D Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

7. VOTING RIGHTS. Other than as required by applicable law, the Series D Preferred Stock shall not have any voting powers either general or special except that:

        (a) Unless a greater vote or consent shall then be required by law, the affirmative vote or consent of two-thirds of the votes to which the holders of the outstanding shares of the Series D Preferred Stock, and each other series of Preferred Stock of the Corporation similarly affected, if any, voting together as a single class, are entitled shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation (including any Certificate of Designations, Preferences and Rights or any similar document relating to any series of Preferred Stock) of the Corporation, including any amendment or supplement thereto, if such would materially and adversely affect the preferences, rights, powers or privileges, qualification, limitations and restrictions of the Series D Preferred Stock and any such other series of Preferred Stock; provided, however, that the creation, issuance or increase in the amount of authorized shares of any series of Preferred Stock ranking on a parity with or junior to the Series D Preferred Stock as to the payment of dividends or upon liquidation, dissolution or winding up will not be deemed to materially and adversely affect such rights, powers or privileges, qualification, limitations and restrictions.

        (b) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of two-thirds of the votes to which the holders of the outstanding shares of the Series D Preferred Stock, and all other series of Preferred Stock of the Corporation ranking on parity with shares of the Series D Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up) as to which like voting rights have been conferred, voting together as a single class, are entitled shall be necessary to create, authorize or issue, or reclassify any authorized stock of the Corporation into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class or series of stock of the Corporation ranking prior to the Series D Preferred Stock or ranking prior to any other class or series of Preferred Stock of the Corporation which ranks on a parity with the Series D Preferred Stock as to dividends or upon liquidation, dissolution or winding up.

        (c) Whenever, at any time or times, dividends payable on the shares of Series D Preferred Stock shall be in arrears in an amount equal to at least six full quarterly dividends on shares of the Series D Preferred Stock at the time outstanding, the holders of the outstanding shares of Series D Preferred Stock shall have the exclusive right, voting together as a class with holders of shares of any one or more other series of Preferred Stock ranking on a parity with the Series D Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up) upon which like voting rights have been conferred and are then exercisable, to elect two (2) directors of the Corporation for one-year terms at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders. If the right to elect directors shall have accrued to the holders of the Series D Preferred Stock more than 90 days prior to the date established for the next annual meeting of stockholders, the President of the Corporation shall, within 20 days after delivery to the Corporation at its principal office of a written request for a special meeting signed by the holders of at least 10% of all outstanding shares of the Series D Preferred Stock, call a special meeting of the holders of Series D Preferred Stock to be held within 60 days after the delivery of such request for the purpose of electing such additional directors. Upon the vesting of such right of the holders of Series D Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Series D Preferred Stock (either alone or together with the holders of shares of any one or more other such series of Preferred Stock entitled to vote in such election) as set forth above. The right of the holders of Series D Preferred Stock to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends in arrears on the Series D Preferred Stock shall have been paid in full or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above described.

        (d) Upon termination of such special voting rights attributable to all holders of the Series D Preferred Stock and any other such series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends or upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable, the term of office of each director elected by the holders of shares of Series D Preferred Stock and such parity Preferred Stock (a "Preferred Stock Director") pursuant to such special voting rights shall immediately terminate and the number of directors constituting the entire Board of Directors shall be reduced by the number of Preferred Stock Directors. Any Preferred Stock Director may be removed by, and shall not be removed otherwise than by, a majority of the votes to which the holders of the outstanding shares of Series D Preferred Stock and all other such series of Preferred Stock ranking on a parity with the Series D Preferred Stock with respect to dividends who were entitled to participate in such Preferred Stock Directors election, voting as a single class, are entitled. If the office of any Preferred Stock Director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, the remaining Preferred Stock Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

        (e) In connection with any right to vote, each holder of Series D Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other series of Preferred Stock being entitled to such number of votes, if any, for each share of stock held as may be granted to them).

8. RANKING. The Common Stock shall rank junior to the Series D Preferred Stock as to dividends and upon liquidation, dissolution or winding up, as described in Sections 2 and 3. The Series A Preferred Stock and Series C Preferred Stock shall rank senior to the Series D Preferred Stock, and the Series D Preferred Stock shall rank on a parity with the Series E Preferred Stock, as to dividends and upon liquidation, dissolution or winding up, in each case as described in Section 2 or 3, respectively, provided that the Series D Preferred Stock shall so rank on a parity with the Series C Preferred Stock at such times as there shall be no shares of Series A Preferred Stock outstanding. Any other class or series of stock of the Corporation shall be deemed to rank:

        (a) prior to the Series D Preferred Stock, as to dividends or upon liquidation, dissolution or winding up as described in Section 3, respectively, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon such a liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of the Series D Preferred Stock;

        (b) on a parity with the Series D Preferred Stock, as to dividends or upon liquidation, dissolution or winding up as described in section 3, respectively, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series D Preferred Stock, if the holders of such class of stock and the Series D Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon such a liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation prices, without preference or priority one over the other; and

        (c) junior to the Series D Preferred Stock, as to dividends or upon liquidation, dissolution or winding up as described in section 3, respectively, if the holders of Series D Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon such a liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock.

9. DEFINITIONS. For purposes of this Certificate of Designations, Preferences and Rights of Series D Preferred Stock, the following terms shall have the meanings indicated:

        (a)    "Automatic Conversion" is defined in Section 5(a).

        (b) "Automatic Conversion Date" shall mean the first anniversary of the Initial Issuance Date.

        (c) "Base Number" shall mean the number derived from dividing $100 by the Initial Common Stock Price.

        (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or The Commonwealth of Massachusetts are authorized or obligated by law or executive order to close or a day which is or is declared a national or New York or Massachusetts state holiday.

        (i) "Call Price" of each share of Series D Preferred Stock shall mean an amount equal to 100% of the Initial Preferred Stock Price.

        (e) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, or a similarly generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose.

        (f) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question, provided, however, that, if any event that results in an adjustment of the Exchange Rate occurs during the period beginning on the first day of such ten-day period and ending on the applicable conversion or redemption date, the Current Market Price as determined pursuant to the foregoing shall be appropriately adjusted to reflect the occurrence of such event.

        (g) The "Exchange Rate" shall be equal to (a) if the Current Market Price on the date of determination is equal to or greater than 120% of the Initial Common Stock Price (the "Threshold Common Stock Price"), the number of shares of Common Stock equal to 0.83333333 of the Base Number (the "Upper Exchange Rate"), (b) if the Current Market Price on the date of determination is less than the Threshold Common Stock Price but greater than 80% of the Initial Common Stock Price, the number of shares of Common Stock having a value (determined at the Current Market Price) equal to the Initial Preferred Stock Price (the "Middle Exchange Rate"), and (c) if the Current Market Price on the date of determination is equal to or less than 80% of the Initial Common Stock Price, a number of shares of Common Stock (the "Lower Exchange Rate") equal to 1.25 multiplied by the Base Number. The Exchange Rate is subject to adjustment as set forth in Section 5(d).

        (h) "Fair Market Value" on any day shall mean the average of the daily Closing Prices of a share of Common Stock of the Corporation on the five
(5) consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first day on which the Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Closing Price.

        (i) "Full Cumulative Dividends" shall mean, with respect to the Series D Preferred Stock, or any other capital stock of the Corporation, as of any date the aggregate amount of all then accumulated, accrued and unpaid dividends payable on such shares of Series D Preferred Stock, or other capital stock, as the case may be, in cash, whether or not earned or declared and whether or not there shall be funds legally available for the payment thereof.

        (j) "Initial Common Stock Price" shall mean $_______ per share of Common Stock./2/

        (k) "Initial Issuance Date" shall mean the date on which shares of Series D Preferred Stock are initially issued by the Company.

        (l)    "Initial Preferred Stock Price" shall mean $100 per share.

        (m)    "Lower Exchange Rate" is defined in the definition of "Exchange
Rate".

        (n) "Middle Exchange Rate" is defined in the definition of "Exchange Rate".

        (o)    "Optional Conversion" is defined in Section 5(b).

        (p)    "Optional Conversion Date" is defined in Section 5(b).

_____________________________

        /2/ Average Closing Price for 5 Trading Days prior to Closing Date, but in no event less than $13.4375 per share or greater than $15.4375 per share.

        (q) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities of other property (whether such dated is fixed by the Board of Directors or by statute, contract or otherwise), and with respect to any subdivision or combination of the Common Stock, the effective date of such subdivision or combination.

        (r) "Rights" shall mean the rights of the Corporation which are issuable under the Rights Agreement, or rights to purchase any capital stock of the Corporation under any successor shareholder rights plan or plan adopted in replacement of the Rights Agreement.

        (s) "Rights Agreement" shall mean any agreement similar to the Corporation's previous Rights Agreement dated as of April 26, 1988 between the Corporation and State Street Bank and Trust Company, as Rights Agent, as the same may be amended from time to time.

        (t) "Sale" shall mean a sale of all or substantially all of the assets or stock of an operating division or subsidiary of the Corporation other than TJ Maxx or Marshall's at a value of not less than a $25 million premium over the book value of such assets or stock.

        (u) "Sale Proceeds" shall mean the net cash proceeds, if any (after subtracting all fees and expenses related to such transaction), received by the Corporation in respect of any Sale.

        (v) "Series A Preferred Stock" shall mean the Corporation's New Series A Cumulative Convertible Preferred Stock.

        (w) "Series C Preferred Stock" shall mean the Corporation's $3.125 Series C Cumulative Convertible Preferred Stock.

        (x) "Series E Preferred Stock" shall mean the Corporation's Series E Cumulative Convertible Preferred Stock.

        (y) "Threshold Common Stock Price" is defined in the definition of "Exchange Rate".

        (z) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (y) if the applicable security is quoted on the National Market System of the

National Association of Securities Dealers Automated Quotation System, a day on which trades may be made on such National Market System or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

        (aa) "Transfer Agent" shall mean State Street Bank and Trust Company, or any other national or state bank or trust company having combined capital and surplus of at least $100,000,000 and designated by the Corporation as the transfer agent and/or registrar of the Series D Preferred Stock, or if no such designation is made, the Corporation.

        (bb) "Upper Exchange Rate" is defined in the definition of "Exchange Rate".

        IN WITNESS WHEREOF, The TJX Companies, Inc., has caused this Certificate of Designation to be signed by its Vice President - Finance and its Secretary this ______ day of _______________, 1995.

                                             THE TJX COMPANIES, INC.



                                             By:
                                                  ---------------------
                                                  Steven R. Wishner
                                                  Vice President - Finance



Attest:
         -------------------
         Jay H. Meltzer
         Secretary

                                                                       EXHIBIT B



              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
              OF SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK



                           $1.00 PAR VALUE PER SHARE

                                      OF

                            THE TJX COMPANIES, INC.

                          __________________________

                          Pursuant to Section 151(g)
                        of the General Corporation Law
                           of the State of Delaware

                          __________________________

       We, Steven R. Wishner, Vice President - Finance, and Jay H. Meltzer, Secretary, of The TJX Companies, Inc. (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,

       Do HEREBY CERTIFY:

       FIRST:   The restated certificate of incorporation, as amended (the
"Certificate of Incorporation"), of the corporation authorizes the issuance of 5,000,000 shares of Preferred Stock, $1.00 par value per share ("Preferred Stock"), in one or more series, and further authorizes the Board of Directors from time to time to provide by Resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by the Certificate of Incorporation and to determine with respect to each such series, the voting powers, if any (which voting powers if granted may be full or limited), designations, preferences, the relative, participating, optional or other rights, and the qualifications, limitations and restrictions appertaining thereto.

       SECOND: The Finance [Executive] Committee of the Board of Directors of the corporation, pursuant to authority conferred on such committee by the Board of Directors (which fixed the voting rights with respect to the shares designated herein), at a meeting duly called and held on ___________ did duly adopt the following Resolution authorizing the creation and issuance of a series of said Preferred Stock to be known as "Series E Cumulative Convertible Preferred Stock," said Series E Cumulative Convertible Preferred Stock to be convertible into the common stock, $1.00 par value per share (the "Common Stock"), of the corporation:

     RESOLVED: that the Finance [Executive] Committee of the Board of Directors, pursuant to authority conferred on such Committee by the Board of Directors (which fixed the voting rights with respect to the shares designated herein) by the provisions of the Second Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), of the Corporation, hereby authorizes the issuance of a series of cumulative convertible Preferred Stock of the Corporation and hereby fixes the voting powers, designations, preferences, the relative, participating, optional and other rights, and the qualifications, limitations and restrictions appertaining thereto in addition to those set forth in said Certificate of Incorporation, as follows:

1. DESIGNATION AND NUMBER. The designation of Preferred Stock created by this Resolution shall be Series E Cumulative Convertible Preferred Stock, $1.00 par value per share, of The TJX Companies, Inc. (the "Corporation") (hereinafter referred to as the "Series E Preferred Stock"), and the number of shares constituting such series shall be 1,500,000, which number may not be increased but may be decreased (but not below the number of shares of Series E Preferred Stock then outstanding) from time to time by the Board of Directors.

     All shares of Series E Preferred Stock which shall have been issued and reacquired in any manner by the Corporation (excluding, until the Corporation elects to retire them, shares which are held as treasury shares but including shares redeemed, shares purchased and retired, shares converted pursuant to
Section 4 hereof and shares exchanged for any other security of the Corporation) shall not be reissued and shall, upon the making of any necessary filing with the Secretary of State of Delaware have the status of authorized but unissued shares of the Corporation's Preferred Stock, without designation as to series, and thereafter may be issued, but not as shares of Series E Preferred Stock.

2.   DIVIDEND RIGHTS.

         (a) General. The holders of shares of Series E Preferred Stock shall be entitled to receive, in preference to the holders of shares of Common Stock and any other stock ranking as to dividends junior to the Series E Preferred Stock, when and as declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends, accruing from and after the date of original issuance of the Series E Preferred Stock at an annual rate of $7.00 per share, and no more, as long as shares of Series E Preferred Stock remain outstanding. Dividends shall be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 in each year commencing on the first of such four dates which follows the date of initial issuance of the Series E Preferred Stock (each, a "Dividend Payment Date"). Each dividend will be payable to holders of record as they appear on the stock register of the Corporation on the record date therefor, not exceeding 60 days nor less than 10 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends in arrears may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 60 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. Dividends payable on the Series E Preferred Stock (i) for any period greater or less than a full dividend period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and (ii) for each full quarterly dividend period, shall be computed by dividing the annual dividend rate by four. Dividends on shares of Series E Preferred Stock shall be cumulative and shall accrue on a daily basis from the date of original issuance thereof whether or not there shall be funds legally available for the payment thereof and whether or not such dividends are declared. Holders of shares of the Series E Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of Full Cumulative Dividends on such shares. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments which may be in arrears.

       (b) Requirements for Dividends on Senior Preferred Stock. The Corporation shall not (i) declare or pay or set apart for payment any dividends or distributions on shares of Series E Preferred Stock (other than dividends paid in shares of stock ranking junior to any series of Preferred Stock ranking senior to the Series E Preferred Stock as to dividends) or (ii) make any purchase or redemption of, or any sinking fund payment for the purchase or redemption of, shares of Series E Preferred Stock (other than a purchase or redemption made by issue or delivery of any stock ranking junior to any series of Preferred Stock ranking senior to the Series E Preferred Stock as to dividends or upon liquidation, dissolution or winding up) unless Full Cumulative Dividends on all outstanding shares of any series of Preferred Stock ranking senior to Series E Preferred Stock through the most recent dividend payment date prior to the date of payment of such dividend or distribution, or effective date of such purchase, redemption or sinking fund payment, shall have been paid in full or declared and a sufficient sum set apart for payment thereof.

       (c) Requirements for Dividends on Parity Preferred Stock. If there shall be outstanding shares of any other class or series of Preferred Stock ranking on a parity with the Series E Preferred Stock as to dividends, no dividends, except as described in the next sentence, shall be declared or paid or set apart for payment on any such other series for any period unless Full Cumulative Dividends on the Series E Preferred Stock through the most recent Dividend Payment Date have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment. If dividends on the Series E Preferred Stock and on any other series of Preferred Stock ranking on a parity as to dividends with the Series E Preferred Stock are in arrears, all dividends declared upon shares of the Series E Preferred Stock and all dividends declared upon such other series shall be declared pro rata so that the amounts of dividends per share declared on the Series E Preferred Stock and such other series shall in all cases bear to each other the same ratio that Full Cumulative Dividends per share at the time on the shares of Series E Preferred Stock and on such other series bear to each other.

       (d) Requirements for Dividends on Junior Stock. The Corporation shall not (i) declare or pay or set apart for payment any dividends or distributions on any stock ranking as to dividends junior to the Series E Preferred Stock (other than dividends paid in shares of stock ranking junior to the Series E Preferred Stock as to dividends) or (ii) make any purchase or redemption of, or any sinking fund payment for the purchase or redemption of, any stock ranking as to dividends or upon liquidation, dissolution or winding up junior to the Series E Preferred Stock (other than a purchase or redemption made by issue or delivery of any stock ranking junior to the Series E Preferred Stock as to dividends or upon liquidation, dissolution or winding up) unless Full Cumulative Dividends on all outstanding shares of Series E Preferred Stock through the most recent Dividend Payment Date prior to the date of payment of such dividend or distribution, or effective date of such purchase, redemption or sinking fund payment, shall have been paid in full or declared and a sufficient sum set apart for payment thereof; provided, however, that unless prohibited by the terms of any other outstanding series of Preferred Stock, any moneys theretofore deposited in any sinking fund with respect to any Preferred Stock of the Corporation in compliance with this Section 2(d) and the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund regardless of whether at the time of such application Full Cumulative Dividends on all outstanding shares of Series E Preferred Stock through the most recent Dividend Payment Date shall have been paid in full or declared and a sufficient sum set apart for payment thereof.

3.   LIQUIDATION PREFERENCES.

       (a) Senior Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether from capital or surplus) shall be made to or set apart for the holders of the Series E Preferred Stock upon liquidation, dissolution or winding up, the holders of each class or series of Preferred Stock ranking senior to the Series E Preferred Stock upon liquidation, dissolution or winding up shall be entitled to receive full payment of their liquidation preferences.

       (b) Order of Payments among Parity Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether from capital or surplus) shall be made to or set apart for the holders of any class or series of stock of the Corporation ranking junior to the Series E Preferred Stock upon liquidation, dissolution or winding up, the holders of the shares of Series E Preferred Stock and the holders of each other class or series of Preferred Stock ranking on a parity with Series E Preferred Stock upon liquidation, dissolution or winding up shall be entitled to receive liquidation payments according to the following priorities:

First,

       The holders of the shares of Series E Preferred Stock shall receive $100 per share and the holders of shares of each such other class or series of Preferred Stock shall receive the full respective liquidation preferences (including any premiums) to which they are entitled; and

Second,

       The holders of shares of Series E Preferred Stock and the holders of shares of each such other class or series of Preferred Stock shall each receive an amount equal to Full Cumulative Dividends with respect to their respective shares through and including the date of final distribution to such holders, but such holders shall not be entitled to any further payment.

     No payment (in either of the First step or Second step provided above) on account of any liquidation, dissolution or winding up of the Corporation shall be made to holders of any such other class or series of Preferred Stock or to the holders of Series E Preferred Stock unless there shall likewise be paid at the same time to the holders of the Series E Preferred Stock and the holders of each such other class or series of Preferred Stock like proportionate amounts of the same payments (as to each of the First step or the Second step above), such proportionate amounts to be determined ratably in proportion to the full amounts to which the holders of all outstanding shares of Series E Preferred Stock and the holders of all outstanding shares of each such other class or series of Preferred Stock are respectively entitled (in either the First step or the Second step, as the case may be) with respect to such distribution.

     For purposes of this Section 3, neither a consolidation or merger of the Corporation with or into another corporation nor a merger of any other corporation with or into the Corporation or a sale or transfer of all or any part of the Corporation's assets for cash, securities or other property will be deemed a liquidation, dissolution or winding up of the Corporation.

       (c) Junior Stock. After payment shall have been made in full to the holders of Series E Preferred Stock and to the holders of each such other class or series of Preferred Stock as provided in this Section 3 upon liquidation, dissolution or winding up of the Corporation, any other series or class or classes of stock ranking junior to the Series E Preferred Stock upon liquidation, dissolution or winding up shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed upon such liquidation, dissolution or winding up, and the holders of Series E Preferred Stock shall not be entitled to share therein.

4.   CONVERSION.

       (a) Automatic Conversion. Unless earlier converted at the option of the holder in accordance with the provisions of Section 4(b), on the Automatic Conversion Date each outstanding share of the Series E Preferred Stock shall convert automatically (the "Automatic Conversion") into (i) shares of Common Stock at the Exchange Rate in effect on the Automatic Conversion Date and (ii) the right to receive an amount in cash equal to Full Cumulative Dividends on such share to the Automatic Conversion Date.

       (b) Optional Conversion by Holder. Shares of Series E Preferred Stock may be converted, in whole or in part, at the option of the holder thereof ("Optional Conversion"), at any time after the Initial Issuance Date and not later than the close of business on the Business Day prior to the Automatic Conversion Date, into shares of Common Stock at the Upper Exchange Rate.

       Optional Conversion of shares of Series E Preferred Stock may be effected by delivering certificates evidencing such shares, together with written notice of conversion and a proper assignment of such certificates to the Corporation or in blank (and, if applicable, payment of an amount equal to the dividend payable on such shares), to the office of any transfer agent for the Series E Preferred Stock or to any other office or agency maintained by the Corporation for that purpose and otherwise in accordance with the Optional Conversion procedures established by the Corporation. Each Optional Conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements shall have been satisfied (the "Optional Conversion Date").

       (c)   Mechanics of Conversion.

       (i) Upon surrender in accordance with the aforesaid provisions of the certificate for any shares so converted (duly endorsed or accompanied by appropriate instruments of transfer), the holder of record of such shares shall be entitled to receive the applicable number of shares of Common Stock (calculated to the nearest 1/1,000,000th of a share) (and cash representing fractional share settlements in respect thereof) at the applicable Exchange Rate plus Full Cumulative Dividends thereon, without interest.

       (ii) Before any holder of shares of Series E Preferred Stock shall receive certificates for shares of Common Stock in respect of the conversion of shares of Series E Preferred Stock (or cash representing fractional share settlements in respect thereof) such holder shall surrender the certificate or certificates of shares of Series E Preferred Stock duly endorsed if required by the Corporation, at the office of the Corporation and, if certificates for shares of Common Stock are to be received by such holder, shall state in writing the name or names and the denominations in which such holder wishes the certificate or certificates for the Common Stock to be issued. The Corporation will, as soon as practicable after receipt thereof, issue and deliver to such holder, or such holder's designee or designees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with a certificate or certificates representing any shares of Series E Preferred Stock which are not to be converted, but which shall have constituted part of the certificate or certificates for shares of Series E Preferred Stock so surrendered.

       (iii) The Corporation's obligation to deliver shares of Common Stock and provide funds upon conversion in accordance with this Section 4 shall be deemed fulfilled if, on or before a conversion date, the Corporation shall deposit with a bank or trust company, or an affiliate of a bank or trust company, having an office or agency in New York, New York and having a capital and surplus of at least $50,000,000 according to its last published statement of condition, or shall set aside or make other reasonable provision for the issuance of, such number of shares of Common Stock as are required to be delivered by the Corporation pursuant to this Section 4 upon the occurrence of the related conversion of Series E Preferred Stock and for cash required to be paid in lieu of the issuance of fractional share amounts and Full Cumulative Dividends payable in cash on the shares of Series E Preferred Stock to be converted as required by this Section 4, in trust for the account of the holders of such shares of Series E Preferred Stock to be converted (and so as to be and continue to be available therefor), with (in the case of deposits with a bank or trust company) irrevocable instructions and authority to such bank or trust company that such shares and funds be delivered upon conversion of the shares of Series E Preferred Stock so to be converted. If on the Automatic Conversion Date shares of Common Stock and funds (if any) necessary for the conversion shall have been irrevocably either set aside by the Company separate and apart from its other funds or assets in trust for the account of the holders of the shares of Series E Preferred Stock to be converted (and so as to be and continue to be available therefor) or the Company shall have made other reasonable provision therefor, then, notwithstanding that the certificates evidencing any shares of the Series E Preferred Stock so subject to conversion shall not have been surrendered, the shares represented thereby shall be deemed no longer outstanding, dividends with respect to such shares shall cease to accrue on the date fixed for conversion (provided that holders of shares of Series E Preferred Stock at the close of business on a record date for any payment of dividends shall be entitled to receive Full Cumulative Dividends payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares following such record date and prior to such Dividend Payment Date) and all rights with respect to such shares shall forthwith after such date cease and terminate, except for the rights of the holders to receive the shares of Common Stock and funds (if any) payable pursuant to this Section 4 without interest upon surrender of their certificates therefor. Holders of shares of Series E Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the Optional Conversion of such shares following such record date and prior to such Dividend Payment Date. However, shares of Series E Preferred Stock surrendered for Optional Conversion after the close of business on a dividend payment record date and before the opening of business on the corresponding Dividend Payment Date must be accompanied by payment in cash of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of shares of Series E Preferred Stock on a dividend record date who (or whose transferee) surrenders any such shares for conversion into shares of Common Stock on the corresponding Dividend Payment Date will receive the dividend payable by the Corporation on such shares of Series E Preferred Stock on such Dividend Payment Date, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series E Preferred Stock for conversion. Except as provided above, upon any conversion of shares of Series E Preferred Stock, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on such shares of Series E Preferred Stock as to which conversion has been effected or for dividends or distributions on the shares of Common Stock issued upon such conversion.

       (iv) Holders of shares of Series E Preferred Stock that are converted shall not be entitled to receive dividends declared and paid on such shares of Common Stock, and such shares of Common Stock shall not be entitled to vote, until such shares of Common Stock are issued upon the surrender of the certificates representing such shares of Series E Preferred Stock and upon such surrender such holders shall be entitled to receive such dividends declared and paid on such shares of Common Stock subsequent to such conversion date. Amounts payable in cash in respect of the shares of Series E Preferred Stock or in respect of such shares of Common Stock shall not bear interest.

       (v) Each conversion of shares of Series E Preferred Stock into Common Stock shall be deemed to have been made as of the close of business on the applicable conversion date, so that the rights of the holder of such shares of Series E Preferred Stock shall, to the extent of such conversion, cease at such time and the person or persons entitled to receive shares of the Common Stock upon conversion of such shares shall be treated for all purposes as having become the record holder or holders of the Common Stock at such time; provided, however, that if an event that results in an adjustment to the Exchange Rate is declared or occurs with respect to the shares of Common Stock, and the record date for any such action is on or after the close of business on the date on which notice of such conversion is given, but prior to the close of business on the date of such conversion, then the person or persons entitled to receive shares of the Common Stock upon conversion of shares of Series E Preferred Stock shall be treated for purposes of such action as having become the record holder or holders of the Common Stock at the close of business on the Trading Day next preceding the date on which notice of such conversion is given.

       (vi) The Corporation will pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Common Stock upon conversion of shares of Series E Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of shares registered in a name other than the name in which such shares of Series E Preferred Stock were formerly registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

       (d) Adjustments to the Exchange Rate. The Exchange Rate shall be subject to adjustment from time to time as provided below in this paragraph (d).

       (i) If the Corporation shall pay or make a dividend or other distribution with respect to its Common Stock in shares of Common Stock (including by way of reclassification of any shares of its Common Stock) to all holders of Common Stock, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Exchange Rate by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the total number of shares of Common Stock constituting such dividend or other distribution, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

       (ii) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increases or reductions, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

       (iii) If the Corporation shall, after the date hereof, issue rights or warrants, in each case other than the Rights, to all holders of its Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Fair Market Value of the Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then in each case the Exchange Rate shall be adjusted by multiplying the Exchange Rate in effect on such record date, by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common

       Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at such Fair Market Value (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such Fair Market Value). Such adjustment shall become effective at the opening of business on the Business Day next following the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exchange Rate shall be readjusted to the Exchange Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of the issuance of rights or warrants in respect of only the number of shares of Common Stock actually delivered.

       (iv) If the Corporation shall pay a dividend or make a distribution to all holders of its Common Stock consisting of evidences of its indebtedness or other assets (including shares of capital stock of the Corporation other than Common Stock but excluding any cash dividends or any dividends or other distributions referred to in clauses (i) and (ii) above), or shall issue to all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (other than those referred to in clause (iii) above and other than Rights), then in each such case the Exchange Rate shall be adjusted by multiplying the Exchange Rate in effect on the record date for such dividend or distribution or for the determination of stockholders entitled to receive such rights or warrants, as the case may be, by a fraction of which the numerator shall be the Fair Market Value per share of the Common Stock on such record date, and of which the denominator shall be such Fair Market Value per share of Common Stock less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) as of such record date of the portion of the assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, applicable to one share of Common Stock. Such adjustment shall become effective on the opening of business on the Business Day next following the record date for such dividend or distribution or for the determination of stockholders entitled to receive such rights or warrants, as the case may be.

       (v) Any share of Common Stock issuable in payment of a dividend or other distribution shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend or other distribution for purposes of calculating the number of outstanding shares of Common Stock under subparagraph (ii) above.

       (vi) Anything in this paragraph (d) notwithstanding, the Corporation shall be entitled to make such upward adjustments in the Exchange Rate, in addition to those required by this paragraph (d), as the Corporation in its sole discretion shall determine to be advisable, in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock (or any transaction which could be treated as any of the foregoing transactions pursuant to Section 305 of the Internal Revenue Code of 1986, as amended) hereafter made by the Corporation to its stockholders shall not be taxable.

       (vii) In any case in which this paragraph (d) shall require that an adjustment as a result of any event become effective at the opening of business on the Business Day next following a record date and the date fixed for conversion pursuant to paragraph (a) occurs after such record date, but before the occurrence of such event, the Corporation may in its sole discretion elect to defer the following until after the occurrence of such event: (A) issuing to the holder of any shares of Series E Preferred Stock surrendered for conversion the additional shares of Common Stock issuable upon such conversion over the shares of Common Stock issuable before giving effect to such adjustment; and (B) paying to such holder any amount in cash in lieu of a fractional share of Common Stock pursuant to Section 5(d).

       (viii) For purposes hereof, an "adjustment in the Exchange Rate" means, and shall be implemented by, an adjustment of the nature and amount specified, effected in the manner specified, in each of the Upper Exchange Rate, the Middle Exchange Rate and the Lower Exchange Rate. If an adjustment is made to the Exchange Rate pursuant to this paragraph
       (d), a proportionate adjustment in the same direction shall also be made on the Automatic Conversion Date to the Current Market Price solely to determine which of clauses (a), (b) or (c) of the definition of Exchange Rate will apply on the Automatic Conversion Date. Such adjustment shall be made by multiplying the Current Market Price by a fraction of which the numerator shall be the Exchange Rate immediately after such adjustment pursuant to this paragraph (d) and the denominator shall be the Exchange Rate immediately before such adjustment. All adjustments to the Exchange Rate shall be calculated to the nearest 1/1,000,000th of a share of Common Stock. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Exchange Rate shall be made successively.

       (ix) Before taking any action that would cause an adjustment increasing the Exchange Rate such that the conversion price (for purposes of this paragraph (d), an amount equal to the liquidation value per share of Series E Preferred Stock divided by the Upper Exchange Rate as in effect from time to time) would be below the then par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the Upper Exchange Rate as so adjusted.

       (e) Adjustment for Certain Consolidations or Mergers. In case of any consolidation or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation remains unchanged), or in case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation (other than in connection with a merger or acquisition), proper provision shall be made so that each share of the Series E Preferred Stock shall, after consummation of such transaction, be subject to (i) conversion at the option of the holder into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of Series E Preferred Stock would have been converted if the conversion had occurred immediately prior to consummation of such transaction (based on the Exchange Rate in effect immediately prior to such consummation) and (ii) conversion on the Automatic Conversion Date into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of Series E Preferred Stock would have been converted if the conversion on the Automatic Conversion Date had occurred immediately prior to the date of consummation of such transaction (based on the Exchange Rate in effect immediately prior to such consummation); assuming in each case that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction (provided that if the kind or amount of securities, cash or other property receivable upon consummation of such transaction is not the same for each nonelecting share, then the kind and amount of securities, cash or other property receivable upon consummation of such transaction for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). The kind and amount of securities into which the shares of the Series E Preferred Stock shall be convertible after consummation of such transaction shall be subject to adjustment as described in paragraph (d) following the date of consummation of such transaction. The Corporation may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

       (f) Notice of Adjustments. Whenever the Exchange Rate is adjusted as provided in paragraph (d), the Corporation shall:

             (i) Forthwith compute the adjusted Exchange Rate and prepare a certificate signed by the Chief Financial Officer, any Vice President, the Treasurer or the Controller of the Corporation setting forth the adjusted Exchange Rate, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, which certificate shall be prima facie evidence of the correctness of the adjustment, and file such certificate forthwith with the Transfer Agent;

             (ii) Make a prompt public announcement stating that the Exchange Rate has been adjusted and setting forth the adjusted Exchange Rate; and

             (iii) Promptly mail a notice (stating that the Exchange Rate has been adjusted and the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted Exchange Rate) to the holders of record of the outstanding shares of the Series E Preferred Stock at or prior to the time the Corporation mails an interim statement to its stockholders covering the fiscal quarter during which the facts requiring such adjustment occurred but in any event within 45 days of the end of such fiscal quarter.

       (g)   Prior Notice of Certain Events.  In case:

       (i) the Corporation shall (1) declare any dividend (or any other distribution) on its Common Stock, other than a dividend payable solely in cash in an amount such that the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed 3.75% of the Current Market Price of the Common Stock on the Trading Day next preceding the date of declaration of such dividend, or (2) declare or authorize a redemption or repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

       (ii) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants (other than Rights); or

       (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange where the Common Stock is converted into other securities, cash or other property; or

       (iv) of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

then the Corporation shall cause to be filed with the Transfer Agent and each office or agency maintained for conversion of shares of Series E Preferred Stock, and shall cause to be mailed to the holders of record of the Series E Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common

Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, liquidation, dissolution or winding up. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

       (h) Dividend or Interest Reinvestment Plans; Other. Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Corporation, or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Series E Preferred Stock was first designated, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Corporation to which any of the adjustment provisions described above applies. There shall be no adjustment of the Exchange Rate in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the corporation except as described in this Section
4. Except as expressly set forth in this Section 4, if any action would require adjustment of the Exchange Rate pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

       (i) For purposes of this Section 4, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held, directly or indirectly through a subsidiary, by or for the account of the Corporation.

5.   RESERVATION OF SHARES; LISTING OF SHARES, ETC.

       (a) Reservation of Shares. The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series E Preferred Stock, the full number of shares of its Common Stock deliverable upon conversion of all shares of Series E Preferred Stock not theretofore converted.

       (b) Listing of Shares. If any shares of Common Stock required to be reserved for purposes of conversion of the Series E Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, as expeditiously as possible, if permitted by the rules of such exchange, cause to be listed and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Series E Preferred Stock.

       (c) Shares Issued on Conversion to be Fully Paid, Etc. The shares of Common Stock issuable upon conversion of the shares of Series E Preferred Stock, when the same shall be issued in accordance with the terms hereof, are hereby declared to be and shall be fully paid and nonassessable shares of Common Stock in the hands of the holders thereof.

       (d) No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of Series E Preferred Stock. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any shares of Series E Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Closing Price of a share of Common Stock (or, if there is no such Closing Price, the fair market value of a share of Common Stock, as determined or prescribed by the Board of Directors) at the close of business on the Trading Day immediately preceding the date of conversion.

       (e) Other Action. If the Corporation shall take any action affecting the Common Stock, other than action described in Section 4, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Series E Preferred Stock, the Exchange Rate for the Series E Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

6. VOTING RIGHTS. Other than as required by applicable law, the Series E Preferred Stock shall not have any voting powers either general or special except that:

       (a) Unless a greater vote or consent shall then be required by law, the affirmative vote or consent of two-thirds of the votes to which the holders of the outstanding shares of the Series E Preferred Stock, and each other series of Preferred Stock of the Corporation similarly affected, if any, voting together as a single class, are entitled shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation (including any Certificate of Designations, Preferences and Rights or any similar document relating to any series of Preferred Stock) of the Corporation, including any amendment or supplement thereto, if such would materially and adversely affect the preferences, rights, powers or privileges, qualification, limitations and restrictions of the Series E Preferred Stock and any such other series of Preferred Stock; provided, however, that the creation, issuance or increase in the amount of authorized shares of any series of Preferred Stock ranking on a parity with or junior to the Series E Preferred Stock as to the payment of dividends or upon liquidation, dissolution or winding up will not be deemed to materially and adversely affect such rights, powers or privileges, qualification, limitations and restrictions.

       (b) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of two-thirds of the votes to which the holders of the outstanding shares of the Series E Preferred Stock, and all other series of Preferred Stock of the Corporation ranking on parity with shares of the Series E Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up) as to which like voting rights have been conferred, voting together as a single class, are entitled shall be necessary to create, authorize or issue, or reclassify any authorized stock of the Corporation into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class or series of stock of the Corporation ranking prior to the Series E Preferred Stock or ranking prior to any other class or series of Preferred Stock of the Corporation which ranks on a parity with the Series E Preferred Stock as to dividends or upon liquidation, dissolution or winding up.

       (c) Whenever, at any time or times, dividends payable on the shares of Series E Preferred Stock shall be in arrears in an amount equal to at least six full quarterly dividends on shares of the Series E Preferred Stock at the time outstanding, the holders of the outstanding shares of Series E Preferred Stock shall have the exclusive right, voting together as a class with holders of shares of any one or more other series of Preferred Stock ranking on a parity with the Series E Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up) upon which like voting rights have been conferred and are then exercisable, to elect two (2) directors of the Corporation for one-year terms at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders. If the right to elect directors shall have accrued to the holders of the Series E Preferred Stock more than 90 days prior to the date established for the next annual meeting of stockholders, the President of the Corporation shall, within 20 days after delivery to the Corporation at its principal office of a written request for a special meeting signed by the holders of at least 10% of all outstanding shares of the Series E Preferred Stock, call a special meeting of the holders of Series E Preferred Stock to be held within 60 days after the delivery of such request for the purpose of electing such additional directors. Upon the vesting of such right of the holders of Series E Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Series E Preferred Stock (either alone or together with the holders of shares of any one or more other such series of Preferred Stock entitled to vote in such election) as set forth above. The right of the holders of Series E Preferred Stock to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends in arrears on the Series E Preferred Stock shall have been paid in full or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above described.

       (d) Upon termination of such special voting rights attributable to all holders of the Series E Preferred Stock and any other such series of Preferred Stock ranking on a parity with the Series E Preferred Stock as to dividends or upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable, the term of office of each director elected by the holders of shares of Series E Preferred Stock and such parity Preferred Stock (a "Preferred Stock Director") pursuant to such special voting rights shall immediately terminate and the number of directors constituting the entire Board of Directors shall be reduced by the number of Preferred Stock Directors. Any Preferred Stock Director may be removed by, and shall not be removed otherwise than by, a majority of the votes to which the holders of the outstanding shares of Series E Preferred Stock and all other such series of Preferred Stock ranking on a parity with the Series E Preferred Stock with respect to dividends who were entitled to participate in such Preferred Stock Directors election, voting as a single class, are entitled. If the office of any Preferred Stock Director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, the remaining Preferred Stock Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

       (e) In connection with any right to vote, each holder of Series E Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other series of Preferred Stock being entitled to such number of votes, if any, for each share of stock held as may be granted to them).

7. RANKING. The Common Stock shall rank junior to the Series E Preferred Stock as to dividends and upon liquidation, dissolution or winding up, as described in Sections 2 and 3. The Series A Preferred Stock and Series C Preferred Stock shall rank senior to the Series E Preferred Stock, and the Series D Preferred Stock shall rank on a parity with the Series E Preferred Stock, as to dividends and upon liquidation, dissolution or winding up, in each case as described in Section 2 or 3, respectively, provided that the Series E Preferred Stock shall so rank on a parity with the Series C Preferred Stock at such times as there shall be no shares of Series A Preferred Stock outstanding. Any other class or series of stock of the Corporation shall be deemed to rank:

       (a) prior to the Series E Preferred Stock, as to dividends or upon liquidation, dissolution or winding up as described in Section 3, respectively, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon such a liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of the Series E Preferred Stock;

       (b) on a parity with the Series E Preferred Stock, as to dividends or upon liquidation, dissolution or winding up as described in section 3, respectively, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series E Preferred Stock, if the holders of such class of stock and the Series E Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon such a liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation prices, without preference or priority one over the other; and

       (c) junior to the Series E Preferred Stock, as to dividends or upon liquidation, dissolution or winding up as described in section 3, respectively, if the holders of Series E Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon such a liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock.

8. DEFINITIONS. For purposes of this Certificate of Designations, Preferences and Rights of Series E Preferred Stock, the following terms shall have the meanings indicated:

       (a)    "Automatic Conversion" is defined in Section 4(a).

       (b) "Automatic Conversion Date" shall mean the third anniversary of the Initial Issuance Date.

       (c) "Base Number" shall mean the number derived from dividing $100 by the Initial Common Stock Price.

       (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or The Commonwealth of Massachusetts are authorized or obligated by law or executive order to close or a day which is or is declared a national or New York or Massachusetts state holiday.

       (e) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, or a similarly generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose.

       (f) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question, provided, however, that, if any event that results in an adjustment of the Exchange Rate occurs during the period beginning on the first day of such ten-day period and ending on the applicable conversion date, the Current Market Price as determined pursuant to the foregoing shall be appropriately adjusted to reflect the occurrence of such event.

       (g) The "Exchange Rate" shall be equal to (a) if the Current Market Price on the date of determination is equal to or greater than 120% of the Initial Common Stock Price (the "Threshold Common Stock Price"), the number of shares of Common Stock equal to 0.83333333 of the Base Number (the "Upper Exchange Rate"), (b) if the Current Market Price on the date of determination is less than the Threshold Common Stock Price but greater than the Initial Common Stock Price, the number of shares of Common Stock having a value (determined at the Current Market Price) equal to the Initial Preferred Stock Price (the "Middle Exchange Rate"), and (c) if the Current Market Price on the date of determination is equal to or less than the Initial Common Stock Price, a number of shares of Common Stock (the "Lower Exchange Rate") equal to the Base Number; provided that for all purposes relating to optional conversion by a holder pursuant to Section 4(b) the Exchange Rate shall be equal to the Upper Exchange Rate. The Exchange Rate is subject to adjustment as set forth in Section 4(d).

       (h) "Fair Market Value" on any day shall mean the average of the daily Closing Prices of a share of Common Stock of the Corporation on the five (5) consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first day on which the Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Closing Price.

       (i) "Full Cumulative Dividends" shall mean, with respect to the Series E Preferred Stock, or any other capital stock of the Corporation, as of any date the aggregate amount of all then accumulated, accrued and unpaid dividends payable on such shares of Series E Preferred Stock, or other capital stock, as the case may be, in cash, whether or not earned or declared and whether or not there shall be funds legally available for the payment thereof.

       (j) "Initial Common Stock Price" shall mean $_______ per share of Common Stock./1/

       (k) "Initial Issuance Date" shall mean the date on which shares of Series E Preferred Stock are initially issued by the Company.

       (l)    "Initial Preferred Stock Price" shall mean $100 per share.

       (m)    "Lower Exchange Rate" is defined in the definition of "Exchange
Rate".


_____________________________

       /1/ Average Closing Price for 5 Ttrading Days prior to Closing Date, but in no event less than $13.4375 per share or greater than $15.4375 per share.

       (n)    "Middle Exchange Rate" is defined in the definition of "Exchange
Rate".

       (o)    "Optional Conversion" is defined in Section 4(b).

       (p)    "Optional Conversion Date" is defined in Section 4(b).

       (q) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities of other property (whether such dated is fixed by the Board of Directors or by statute, contract or otherwise), and with respect to any subdivision or combination of the Common Stock, the effective date of such subdivision or combination.

       (r) "Rights" shall mean the rights of the Corporation which are issuable under the Rights Agreement, or rights to purchase any capital stock of the Corporation under any successor shareholder rights plan or plan adopted in replacement of the Rights Agreement.

       (s) "Rights Agreement" shall mean any agreement similar to the Corporation's previous Rights Agreement dated as of April 26, 1988 between the Corporation and State Street Bank and Trust Company, as Rights Agent, as the same may be amended from time to time.

       (t) "Series A Preferred Stock" shall mean the Corporation's New Series A Cumulative Convertible Preferred Stock.

       (u) "Series C Preferred Stock" shall mean the Corporation's $3.125 Series C Cumulative Convertible Preferred Stock.

       (v) "Series D Preferred Stock" shall mean the Corporation's Series D Cumulative Convertible Preferred Stock.

       (w) "Threshold Common Stock Price" is defined in the definition of "Exchange Rate".

       (x) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (y) if the applicable security is quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System, a day on which trades may be made on such National Market System or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

       (y) "Transfer Agent" shall mean State Street Bank and Trust Company, or any other national or state bank or trust company having combined capital and surplus of at least $100,000,000 and designated by the Corporation as the transfer agent and/or registrar of the Series E Preferred Stock, or if no such designation is made, the Corporation.

       (z)    "Upper Exchange Rate" is defined in the definition of "Exchange
Rate".

       IN WITNESS WHEREOF, The TJX Companies, Inc., has caused this Certificate of Designation to be signed by its Vice President - Finance and its Secretary this _____ day of _____________, 1995.

                                                 THE TJX COMPANIES, INC.



                                                 By:
                                                      ---------------------
                                                      Steven R. Wishner
                                                      Vice President - Finance



Attest:
         -------------------
         Jay H. Meltzer
         Secretary